================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                  REGISTRATION STATEMENT (NO. 33-48863) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        [X]
                         POST-EFFECTIVE AMENDMENT NO. 8
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                AMENDMENT NO. 10

                       VANGUARD BALANCED INDEX FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
           on March 28, 1997, pursuant to paragraph (b) of Rule 485.

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 OF THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24f-2 NOTICE FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996 WITH THE COMMISSION ON FEBRUARY 19, 1997.

================================================================================

                       VANGUARD BALANCED INDEX FUND, INC.

                             CROSS REFERENCE SHEET

FORM N-1A
ITEM NUMBER                                                          LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Not Applicable
    Item 3.   Condensed Financial Information...............   Fund Expenses
    Item 4.   General Description of Registrant.............   Investment Objective; Investment
                                                               Limitations; Investment Policies;
                                                               General Information
    Item 5.   Management of the Funds.......................   Directors and Officers; Management of
                                                               the Funds
    Item 6.   Capital Stock and Other Securities............   Opening an Account and Purchasing
                                                               Shares; Selling Your Shares; The
                                                               Share Price of the Fund; Dividends,
                                                               Capital Gains, and Taxes; General
                                                               Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Opening an Account and
                                                               Purchasing Shares
    Item 8.   Redemption or Repurchase......................   Selling Your Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

FORM N-1A                                                            LOCATION IN STATEMENT
ITEM NUMBER                                                        OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Management of the Fund
   Item 13.   Investment Objective and Policies.............   Investment Limitations
   Item 14.   Management of the Fund........................   Management of the Fund
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Management of the Fund
   Item 16.   Investment Advisory and Other Services........   Management of the Fund
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   Financial Statements
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares
   Item 20.   Tax Status....................................   Appendix
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Not Applicable
   Item 23.   Financial Statements..........................   Financial Statements

                                                                     [FLAG LOGO]


                         C   O   M   B   I   N   E   D

                     P   R   O   S   P   E   C   T   U   S


                                  MAY 19, 1997



                            VANGUARD BOND INDEX FUND

                          VANGUARD BALANCED INDEX FUND

                              VANGUARD INDEX TRUST

                    VANGUARD INTERNATIONAL EQUITY INDEX FUND

                     VANGUARD TOTAL INTERNATIONAL PORTFOLIO




                             [VANGUARD GROUP LOGO]

================================================================================
COMBINED PROSPECTUS -- MAY 19, 1997                Members of The Vanguard Group
================================================================================

NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------


INVESTMENT
OBJECTIVES AND
POLICIES The Vanguard index funds offered in this prospectus are four separate, individual open-end diversified investment companies. These include: Vanguard Bond Index Fund, Inc. (the Total Bond Market, Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios); Vanguard Balanced Index Fund, Inc.; Vanguard Index Trust (the 500, Extended Market, Total Stock Market, Small Capitalization Stock, Value and Growth Portfolios); and Vanguard International Equity Index Fund, Inc. (the European, Pacific and Emerging Markets Portfolios). The Total International Portfolio, which is also discussed in this prospectus, is part of Vanguard STAR Fund, an open-end non-diversified investment company. Each of the Portfolios invests in securities (bonds or common stocks) in order to match the investment performance of a distinct market index.

--------------------------------------------------------------------------------


OPENING AN
ACCOUNT To open a regular (non-retirement) account, please complete and return the Account Registration Form. If you need assistance in completing this Form, please call our Investor Information Department. To open an Individual Retirement Account (IRA), please use a Vanguard IRA Adoption Agreement. To obtain a copy of this form, call 1-800-662-7447, Monday through Friday, from 8:00 a.m. to 9:00 p.m. and Saturday, from 9:00 a.m. to 4:00 p.m. (Eastern time). The minimum initial investment for each Portfolio is $3,000 or $1,000 for Uniform Gifts/Transfers to Minors Act accounts. Each of the Funds assesses a $10 annual account maintenance fee. Certain Vanguard index funds deduct a portfolio transaction fee from share purchases or share redemptions. The fee on share purchases is .05% for the Extended Market, Small Capitalization Stock and Pacific Portfolios. For the European, Total International and Emerging Markets Portfolios, the fee on share purchases is 1%, 0.75% and 1.5%, respectively. The Emerging Markets Portfolio, but not the other Vanguard index funds, also deducts a 1% portfolio transaction fee from share redemptions. Portfolio transaction fees are paid to the Portfolios to offset transaction costs of buying and selling securities of small- and medium-sized companies and international companies. See "Fund Expenses."



                    Note to Large Investors: Through a separate prospectus, the Total Bond Market Portfolio of Vanguard Bond Market Fund offers a separate, institutional class of shares for certain investors investing $10 million or more. For a copy of the Portfolio's Institutional Shares prospectus, please call Vanguard's Institutional Investor Services Department at 1-800-523-8066.

--------------------------------------------------------------------------------


ABOUT THIS
PROSPECTUS          This Prospectus is designed to set forth concisely the
                    information you should know about the Portfolios before you invest. It should be retained for future reference.
                    "Statements of Additional Information" containing additional information about each of the Vanguard index funds have been filed with the Securities and Exchange Commission. These
                    Statements have been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Portfolios or by calling our Investor Information
                    Department.

--------------------------------------------------------------------------------

TABLE OF CONTENTS


Highlights.................    2       Implementation of                      SHAREHOLDER GUIDE
Fund Expenses..............    5       Policies...................   35       Opening an Account and
Financial Highlights.......    8       Investment Limitations.....   45       Purchasing Shares..........     52
Yield and Total Return.....   17       Management of the Funds....   46       When Your Account Will
                                       Investment Advisers........   47
FUND INFORMATION                       Dividends, Capital Gains               Be Credited................     57
Investment Objectives......   17       and Taxes..................   48       Selling Your Shares........     58
Investment Policies........   20       The Share Price of                     Exchanging Your Shares.....     61
Investment Risks...........   27       Each Portfolio.............   50       Important Information About
Who Should Invest..........   31       General Information........   50       Telephone Transactions.....     63
                                                                              Transferring
                                                                              Registration...............     63


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                   HIGHLIGHTS


                         Vanguard offers a total of fifteen separate index portfolios or funds ("Portfolios"). Unlike other mutual funds, which generally attempt to "beat" market averages with often unpredictable results, the Portfolios seek to "match" the performance of their underlying indexes and thus are expected to provide highly predictable returns relative to their benchmarks. The Portfolios offer investors the advantages of a "passive" approach to investing. These include low investment costs, exceptional diversification among securities, minimal portfolio turnover, and relative predictability.



                         As with any mutual fund, there is no assurance that the Portfolios will meet their objectives.

--------------------------------------------------------------------------------


INVESTMENT
OBJECTIVES AND
POLICIES Vanguard Bond Index Fund, Vanguard Balanced Index Fund, Vanguard Index Trust and Vanguard International Equity Index Fund are each open-end diversified investment companies designed as "index" funds. Vanguard Total International Portfolio, also designed as an index fund, is part of Vanguard STAR Fund, an open-end non-diversified investment company.



VANGUARD BOND
INDEX FUND               The Fund consists of four Portfolios, each of which
                         invests in bonds.


                         - The TOTAL BOND MARKET PORTFOLIO seeks to replicate
                           the performance of the Lehman Brothers Aggregate Bond Index.
                         - The SHORT-TERM BOND PORTFOLIO seeks to replicate the
                           performance of the Lehman Brothers Mutual Fund Short (1-5) Government/ Corporate Index.
                         - The INTERMEDIATE-TERM BOND PORTFOLIO seeks to
                           replicate the performance of the Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index.
                         - The LONG-TERM BOND PORTFOLIO seeks to replicate the
                           performance of the Lehman Brothers Mutual Fund Long (10+) Government/Corporate Index.


                         Each Portfolio will invest at least 80% of its assets in securities included in its respective index. The Lehman Brothers Indexes encompass two major classes of investment grade fixed income securities: U.S. Treasury and agency securities and corporate bonds. Additionally, the Lehman Brothers Aggregate Bond Index
                         includes mortgage-backed securities.            PAGE 17

  ------------------------------------------------------------------------------


VANGUARD BALANCED
INDEX FUND               The Fund invests in common stocks and bonds. It seeks
                         to replicate with respect to 60% of its assets the
                         performance of the Wilshire 5000 Equity Index and with
                         respect to 40% of its assets, the Lehman Brothers
                         Aggregate Bond Index. Under normal circumstances the
                         Fund will invest primarily in securities of its
                         underlying indexes.                             PAGE 17

  ------------------------------------------------------------------------------


VANGUARD INDEX TRUST     The Trust consists of six separate Portfolios, each of
                         which invests in U.S. common stocks.



                         - The 500 PORTFOLIO seeks to replicate the performance
                           of the S&P 500 Composite Stock Price Index.


                         - The EXTENDED MARKET PORTFOLIO seeks to replicate the
                           performance of the Wilshire 4500 Equity Index.

                         - The TOTAL STOCK MARKET PORTFOLIO seeks to replicate
                           the performance of the Wilshire 5000 Equity Index.

                         - The SMALL CAPITALIZATION STOCK PORTFOLIO seeks to
                           replicate the performance of the Russell 2000 Small Stock Index.
                         - The VALUE PORTFOLIO seeks to replicate the
                           performance of the S&P/BARRA Value Index.

                         - The GROWTH PORTFOLIO seeks to replicate the
                           performance of the S&P/BARRA Growth Index.    PAGE 18

  ------------------------------------------------------------------------------

VANGUARD
INTERNATIONAL
EQUITY INDEX FUND        The Fund consists of three Portfolios each of which
                         invests in international common stocks.

                         - The EUROPEAN PORTFOLIO seeks to parallel the
                           performance of the Morgan Stanley Capital
                           International -- Europe (Free) Index.

                         - The PACIFIC PORTFOLIO seeks to parallel the
                           performance of the Morgan Stanley Capital
                           International -- Pacific (Free) Index.


                         - The EMERGING MARKETS PORTFOLIO seeks to parallel the
                           performance of the Morgan Stanley Capital
                           International -- Select Emerging (Free) Markets Free Index.



                         The European Portfolio and the Pacific Portfolio invest primarily in the common stocks included in their respective indexes. The Emerging Markets Portfolio invests 95% of its assets in securities which are representative of securities in its index and 5% in
                         cash reserves.                                  PAGE 19

  ------------------------------------------------------------------------------


VANGUARD
TOTAL INTERNATIONAL
PORTFOLIO                The Total International Portfolio seeks to match the
                         performance of the Morgan Stanley Capital
                         International -- Europe, Australia, and Far East +
                         Select Emerging Markets (Free) Index.           PAGE 19

--------------------------------------------------------------------------------

INVESTMENT
RISKS The Portfolios of the Vanguard Bond Index Fund and the bond portion of the Vanguard Balanced Fund are subject to risks associated with fixed income investing including interest rate, income, call and credit risks. Additionally, since the Total Bond Market Portfolio of Vanguard Bond Index Fund invests in mortgage-backed securities, the Portfolio is subject to prepayment risk.


                         The equity portion of Vanguard Balanced Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund and Vanguard Total International Portfolio are subject to stock market risk, which is the possibility that common stock prices will decline over short or extended periods. Both U.S. and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Additionally, Vanguard International Equity Index Fund and Vanguard Total International Portfolio are subject to currency risk, the risk that changes in foreign exchange rates will affect the value of foreign securities held by the Portfolios.


                         Investors considering the Emerging Markets Portfolio should be aware that emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Volatility in emerging markets can be exacerbated by illiquidity in the market for emerging market stocks.

                         Because of the risks associated with common stocks and bonds, the Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Investors should not consider an investment in any one portfolio a complete investment program, but should maintain holdings of securities with different risk characteristics -- including U.S. common stocks, bonds and money market instruments. For further information concerning the risks associated with investing in the Portfolios, see "Investment
                         Risks".                                         PAGE 27

--------------------------------------------------------------------------------


THE VANGUARD
GROUP The investment companies to which the Portfolios belong are members of The Vanguard Group of Investment Companies, a group of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $250 billion. The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly owned by the Vanguard Funds, provides all corporate management, administrative, distribution and shareholder accounting services on an at-cost basis to the Funds in the
                         Group.                                          PAGE 46

--------------------------------------------------------------------------------


INVESTMENT
ADVISERS The Vanguard Bond Index Fund and the bond portion of Vanguard Balanced Index Fund receive investment advisory services from Vanguard's Fixed Income Group. Vanguard Index Trust, Vanguard International Equity Index Fund, Vanguard Total International Portfolio, and the equity portion of Vanguard Balanced Index Fund receive investment advisory services from Vanguard's Core Management Group. All investment advisory services are provided to the Index Funds on an at-cost basis. As a result, the Funds receive investment advisory services at a substantially lower cost than would be possible if the Funds paid an investment advisory fee
                         to an external investment adviser.              PAGE 47

--------------------------------------------------------------------------------


FEES AND EXPENSES        Certain Portfolios impose transaction fees on share
                         purchases or redemptions:



                                                                                    FEE DEDUCTED
                                                                  FEE DEDUCTED          FROM
                                                                 FROM PURCHASES     REDEMPTIONS
                           VANGUARD INDEX TRUST
                           Extended Market Portfolio                   0.5%             None
                           Small Capitalization Stock Portfolio        0.5%             None
                           VANGUARD INTERNATIONAL EQUITY INDEX
                             FUND
                           European Portfolio                            1%             None
                           Pacific Portfolio                           0.5%             None
                           Emerging Markets Portfolio                  1.5%               1%
                           TOTAL INTERNATIONAL PORTFOLIO              0.75%             None



                         The Vanguard Bond Index Fund reserves the right to impose a portfolio transaction fee on certain large purchases. Portfolio transaction fees are paid directly to the Portfolios to offset all transaction costs of buying securities of small- and medium-sized companies
                         and international companies.                     PAGE 6



                         Each Portfolio charges a $10 annual account maintenance fee for accounts with balances of less than
                         $10,000.                                        PAGE 53

--------------------------------------------------------------------------------

FUND EXPENSES            The following table illustrates ALL expenses and fees
                         that you would incur as a shareholder of Vanguard Index
                         Trust, Vanguard Bond Index Fund, Vanguard International
                         Equity Index Fund and Vanguard Balanced Index Fund. The expenses and fees set forth below are for the 1996 fiscal year.



                                                                TOTAL                              SMALL
              SHAREHOLDER                           EXTENDED    STOCK                          CAPITALIZATION  BALANCED
              TRANSACTION                   500      MARKET    MARKET      VALUE     GROWTH        STOCK        INDEX
                EXPENSES                 PORTFOLIO  PORTFOLIO PORTFOLIO  PORTFOLIO  PORTFOLIO    PORTFOLIO+      FUND
      -----------------------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases.........    None      None*      None       None       None         None*        None
Sales Load Imposed on Reinvested
  Dividends.............................    None      None       None       None       None         None         None
Redemption Fees++.......................    None      None       None       None       None         None         None
Exchange Fees...........................    None      None       None       None       None         None         None
*    Shareholders are charged a 0.5% portfolio transaction fee, payable directly to the
     Portfolio, on each purchase of shares.
+    Formerly Vanguard Small Capitalization Stock Fund, Inc.
++   Wire redemptions of less than $5,000 are subject to a $5 processing fee.



                                                                TOTAL                              SMALL
              ANNUAL FUND                           EXTENDED    STOCK                          CAPITALIZATION  BALANCED
               OPERATING                    500      MARKET    MARKET      VALUE     GROWTH        STOCK        INDEX
                EXPENSES                 PORTFOLIO  PORTFOLIO PORTFOLIO  PORTFOLIO  PORTFOLIO    PORTFOLIO+      FUND
      -----------------------------------------------------------------------------------------------------------------
Management & Administrative
  Expenses++............................    0.17%     0.21%      0.18%      0.16%      0.16%        0.21%        0.12%
Investment Advisory Fees................    0.00      0.00       0.00       0.00       0.00         0.00         0.01
12b-1 Fees..............................    None      None       None       None       None         None         None
Other Expenses
  Distribution Costs....................    0.02      0.02       0.02       0.02       0.02         0.02         0.02
  Miscellaneous Expenses................    0.01      0.02       0.02       0.02       0.02         0.02         0.05
                                         --------   --------  --------   --------   --------   -----------     --------
Total Other Expenses....................    0.03      0.04       0.04       0.04       0.04         0.04         0.07
                                         --------   --------  --------   --------   --------   -----------     --------
    TOTAL OPERATING EXPENSES............    0.20%     0.25%      0.22%      0.20%      0.20%        0.25%        0.20%
                                         ========   ========  ========   ========   ========   ===========     ========
+    Formerly Vanguard Small Capitalization Stock Fund, Inc.
++   In addition to these costs, each Portfolio assesses an annual account maintenance fee of
     $10. This fee will be waived for shareholders with an account balance of $10,000 or more.



                               TOTAL      SHORT-                     LONG-
         SHAREHOLDER           BOND        TERM     INTERMEDIATE-    TERM                           EMERGING      TOTAL
         TRANSACTION          MARKET       BOND       TERM BOND      BOND      EUROPEAN   PACIFIC   MARKETS   INTERNATIONAL
          EXPENSES           PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO PORTFOLIO  PORTFOLIO   PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
Sales Load Imposed on
  Purchases..................    None(1)    None(1)      None(1)      None(1)    None**     None*     None+        None(2)
Sales Load Imposed on
  Reinvested Dividends.......    None       None         None         None       None       None      None         None
Redemption Fees++............    None       None         None         None       None       None       1.0%***     None
Exchange Fees................    None       None         None         None       None       None      None         None
*    Shareholders are charged a 0.5% portfolio transaction fee, payable directly to the Portfolio on each purchase of shares.
**   Shareholders are charged a 1% portfolio transaction fee, payable directly to the Portfolio on each purchase of shares.
***  The 1.0% portfolio transaction fee withheld from redemption proceeds is paid to the
     Portfolio.
+    Shareholders are charged a 1.5% portfolio transaction fee, payable directly to the Portfolio on each purchase of shares.
++   Wire redemptions of less than $5,000 are subject to a $5 processing fee.
(1)  A portfolio transaction fee, payable directly to the Portfolio, may be imposed on purchases of $50 million or more for the Total Bond Market Portfolio; $15 million for the Short-Term and Intermediate-Term Bond Portfolios; and $2 million for the Long-Term Bond Portfolio. See
     Vanguard Bond Index Fund's Statement of Additional Information for further information.
(2)  Shareholders are charged a 0.75% portfolio transaction fee, payable directly to the
     Portfolio on each purchase of shares.

                                  TOTAL      SHORT-
          ANNUAL FUND             BOND        TERM     INTERMEDIATE-  LONG- TERM                      EMERGING      TOTAL
           OPERATING             MARKET       BOND       TERM BOND      BOND     EUROPEAN   PACIFIC   MARKETS   INTERNATIONAL
           EXPENSES             PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO  PORTFOLIO PORTFOLIO  PORTFOLIO   PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
Management & Administrative
  Expenses***..................    0.14%       0.14%        0.14%        0.08%     0.26%      0.24%     0.23%        0.23%
Investment Advisory Fees.......    0.01        0.01         0.01         0.01      None       None      None         None
12b-1 Fees.....................    None        None         None         None      None       None      None         None
Other Expenses
  Distribution Costs...........    0.03        0.03         0.03         0.03      0.02       0.03      0.03         0.02
  Miscellaneous Expenses.......    0.02        0.02         0.02         0.08      0.07       0.08      0.34         0.11
                                --------    --------   ----------     --------   --------  --------   --------  -----------
Total Other Expenses...........    0.05        0.05         0.05         0.11      0.09       0.11      0.37         0.13
                                --------    --------   ----------     --------   --------  --------   --------  -----------
    TOTAL OPERATING
      EXPENSES.................    0.20%(1)    0.20%        0.20%        0.20%     0.35%      0.35%     0.60%        0.38%
                                ========    ========   ==========     ========   ========  ========   ========  ===========
*** In addition to these costs, each Portfolio assesses an annual account maintenance fee of $10. This fee will be waived for shareholders with an account balance of $10,000 or more.
(1) The Portfolio's Institutional Class of shares are offered at an estimated expense ratio of 0.10% per year.


                         The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Funds.


SIX PORTFOLIOS ASSESS
PURCHASE TRANSACTION
FEES Shares of Vanguard Index Trust -- Extended Market and Small Capitalization Stock Portfolios and Vanguard International Equity Index Fund -- Pacific Portfolio are subject to a 0.5% transaction fee on purchases. Shares of Vanguard International Equity Index Fund -- European Portfolio are subject to a 1% transaction fee on purchases. Shares of Vanguard International Equity Index Fund -- Emerging Markets Portfolio are subject to a 1.5% transaction fee on purchases. Shares of the Total International Portfolio are subject to a 0.75% transaction fee on purchases. The portfolio transaction fees are paid to the respective Portfolio, not to Vanguard. They are not sales charges.



                         The Portfolios of Vanguard Bond Index Fund may assess portfolio transaction fees on certain large purchases. Please see the Shareholder Transaction Expense table and the Fund's Statement of Additional Information for more details.


                         These fees apply to initial investments in the respective Portfolios and all subsequent purchases (including purchases made by exchange from another Vanguard Fund or from other Portfolios within a Fund), but not to reinvested dividend or capital gains distributions. Portfolio transaction fees are deducted automatically from the amount invested; they cannot be paid separately.

                         The purpose of these transaction fees is to allocate transaction costs associated with new purchases to investors making those purchases, thus insulating existing shareholders from those transaction costs. These costs include: (1) brokerage costs; (2) market impact costs -- i.e., the increase in market prices which may result when the Portfolio purchases thinly traded stocks; and, most importantly, (3) the effect of the "bid-ask" spread in the over-the-counter market. (Securities in the over-the-counter market are bought at the "ask" or purchase price, but are valued in the Portfolio at the mean of the "bid" or sale, and "ask" prices).

                         The fees represent Vanguard's estimate of the brokerage and other transaction costs incurred by the Portfolios in acquiring stocks in their respective markets. Without the fees, the Portfolios, which incur these costs directly, would experience reduced investment performance for all shareholders in each Portfolio. With the fees, the transaction costs of acquiring additional stocks are borne not by all existing shareholders, but by those investors making additional purchases. Because the purchaser, not the Portfolios, bears these costs, the Portfolios are expected to track their respective benchmark indexes more closely.


THE EMERGING MARKETS
PORTFOLIO CHARGES A
1% REDEMPTION
TRANSACTION FEE          The Emerging Markets Portfolio of Vanguard
                         International Equity Index Fund also assesses a 1% transaction fee on redemptions. This 1% charge applies to redemptions or exchanges from the Portfolio. The 1% fee is deducted from redemption or exchange proceeds and is paid directly to the Portfolio, not to Vanguard.
                         It is not a contingent deferred sales charge.



EACH PORTFOLIO CHARGES
A $10 ACCOUNT
MAINTENANCE FEE          Each Portfolio assesses an annual account maintenance
                         fee of $10 to allocate part of the fixed costs of maintaining shareholder accounts equally to all accounts. This fee is deducted from each Portfolio's dividend at a rate of $2.50 per quarter for accounts in the 500, Total Stock Market, Value and Growth
                         Portfolios of Vanguard Index Trust, Vanguard Bond Index
                         Fund and Vanguard Balanced Index Fund. For accounts in the Extended Market Portfolio of Vanguard Index Trust, the European, Pacific and Emerging Markets Portfolios of Vanguard International Equity Index Fund, and
                         Vanguard Total International Portfolio there is one $10 deduction per year. See "Dividends, Capital Gains and Taxes" for more information on this fee. The $10 fee amounts to 1.00% on a $1,000 investment in a Portfolio, and 0.33% on a $3,000 investment. This fee will be waived for shareholders with an account balance of $10,000 or more.



                         The following example illustrates the expenses that you would incur on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return and
                         (2) redemption at the end of each period.
                         The $10 annual fee payable on accounts of less than $10,000 is not included.



                                                            1         3         5         10
                                                           YEAR     YEARS     YEARS     YEARS
                                                           ---      ----      ----       ----
                        Total Bond Market Portfolio.....   $  2      $ 6       $11       $ 26
                        Short-Term Bond Portfolio.......   $  2      $ 6       $11       $ 26
                        Intermediate-Term Bond
                          Portfolio.....................   $  2      $ 6       $11       $ 26
                        Long-Term Bond Portfolio........   $  2      $ 6       $11       $ 26
                        Balanced Index Fund.............   $  2      $ 6       $11       $ 26
                        500 Portfolio...................   $  2      $ 6       $11       $ 26
                        Extended Market Portfolio.......   $  8      $13       $19       $ 37
                        Total Stock Market Portfolio....   $  2      $ 7       $12       $ 28
                        Value Portfolio.................   $  2      $ 6       $11       $ 26
                        Growth Portfolio................   $  2      $ 6       $11       $ 26
                        Small Capitalization Stock
                          Portfolio.....................   $  8      $13       $19       $ 37
                        European Portfolio..............   $ 14      $21       $29       $ 54
                        Pacific Portfolio...............   $  9      $16       $25       $ 49
                        Emerging Markets Portfolio......   $ 31      $45       $60       $104
                        Total International Portfolio...   $ 11      $20       $29       $ 55

                         THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------


FINANCIAL
HIGHLIGHTS               The following financial highlights for a share
                         outstanding throughout each period, insofar as they relate to each of the respective periods in the period ended December 31, 1996, have been audited by Price
                         Waterhouse LLP, independent accountants, whose reports thereon were unqualified. This financial information should be read in conjunction with each Fund's financial statements and notes thereto, which, together with the remaining portions of each Fund's 1996 Annual
                         Report to Shareholders, are incorporated by reference in the Statements of Additional Information and in this Prospectus, and which appear, along with the reports of Price Waterhouse LLP, in each Fund's 1996 Annual Report to Shareholders and inserts thereto. For a more complete discussion of each Fund's performance, please see the 1996 Annual Report of each Fund, which may be obtained free of charge by writing to the Funds or calling our Investor Information Department at 1-800-662-7447.



                              ---------------------------------------------------------------------------------------------------
                                                                  TOTAL BOND MARKET PORTFOLIO
                              ---------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------------
                               1996       1995       1994       1993      1992      1991      1990      1989      1988      1987
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR..................... $10.14      $9.17     $10.06      $9.88     $9.99     $9.41     $9.44     $9.05     $9.20     $9.94
                              ------     ------     ------      -----     -----     -----     -----     -----     -----     -----
INVESTMENT OPERATIONS
 Net Investment Income.......   .640       .650       .622       .638      .699      .766      .796      .797      .807      .834
 Net Realized and Unrealized
   Gain (Loss) on
   Investments...............  (.300)      .970      (.888)      .300     (.018)     .605     (.030)     .390     (.150)    (.740)
                              ------     ------     ------      -----     -----     -----     -----     -----     -----     -----
       TOTAL FROM INVESTMENT
        OPERATIONS...........   .340      1.620      (.266)      .938      .681     1.371      .766     1.187      .657      .094
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
   Investment Income.........  (.640)     (.650)     (.622)     (.638)    (.699)    (.766)    (.796)    (.797)    (.807)    (.834)
 Distributions from Realized
   Capital Gains.............     --         --      (.002)     (.120)    (.092)    (.025)       --        --        --        --
                              ------     ------     ------      -----     -----     -----     -----     -----     -----     -----
       TOTAL DISTRIBUTIONS...  (.640)     (.650)     (.624)     (.758)    (.791)    (.791)    (.796)    (.797)    (.807)    (.834)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD......................  $9.84     $10.14      $9.17     $10.06     $9.88     $9.99     $9.41     $9.44     $9.05     $9.20
=================================================================================================================================
TOTAL RETURN(1)..............   3.58%     18.18%     (2.66)%     9.68%     7.14%    15.25%     8.65%    13.65%     7.35%    1.14%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (Millions).................. $2,962     $2,405     $1,731     $1,540     $1,066     $849      $277      $139       $58       $43
Ratio of Expenses to Average
 Net Assets..................   0.20%      0.20%      0.18%      0.18%     0.20%     0.16%     0.21%     0.24%     0.30%    0.14%
Ratio of Net Investment
 Income to Average Net
 Assets......................   6.54%      6.66%      6.57%      6.24%     7.06%     7.95%     8.60%     8.49%     8.84%    9.01%
Portfolio Turnover Rate......     39%        36%        33%        50%       49%       31%       29%       33%       21%      77%
 (1) Total return figures do not reflect the annual account maintenance fee of $10.

                                                                                 -------------------------------------------
                                                                                                 SHORT-TERM
                                                                                               BOND PORTFOLIO
                                                                                 -------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                                                 -----------------------        MAR. 1+, TO
                                                                                  1996             1995        DEC. 31, 1994
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................................  $10.07           $ 9.50          $ 10.00
                                                                                 ------           ------        ---------
INVESTMENT OPERATIONS
 Net Investment Income.........................................................    .587             .623             .463
 Net Realized and Unrealized Gain (Loss) on Investments........................   (.146)            .570            (.500)
                                                                                  -----            -----         --------
       TOTAL FROM INVESTMENT OPERATIONS........................................    .441            1.193            (.037)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income..........................................   (.587)           (.623)           (.463)
 Distributions from Realized Capital Gains.....................................   (.004)              --               --
                                                                                  -----            -----         --------
       TOTAL DISTRIBUTIONS.....................................................   (.591)           (.623)           (.463)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.................................................   $9.92           $10.07            $9.50
============================================================================================================================
TOTAL RETURN(1)................................................................    4.55%           12.88%           (0.37)%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)...........................................    $328             $208              $77
Ratio of Expenses to Average Net Assets........................................    0.20%            0.20%            0.18%*
Ratio of Net Investment Income to Average Net Assets...........................    5.93%            6.28%            5.77%*
Portfolio Turnover Rate........................................................      65%              65%              53%
   * Annualized.
 (1) Total return figures do not reflect the annual account maintenance fee of $10.
   + Subscription period for the Portfolio was from January 18, 1994, through February 28, 1994, during which time all assets were held in money market instruments.



                                                                                  ------------------------------------------
                                                                                               INTERMEDIATE-TERM
                                                                                                BOND PORTFOLIO
                                                                                  ------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,       MAR. 1+, TO
                                                                                  ------------------------        DEC. 31,
                                                                                    1996            1995            1994
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................   $10.37           $9.18         $ 10.00
                                                                                   -------         -------       ---------
INVESTMENT OPERATIONS
 Net Investment Income...........................................................     .648            .661            .533
 Net Realized and Unrealized Gain (Loss) on Investments..........................    (.406)          1.217           (.820)
                                                                                    ------          ------        --------
       TOTAL FROM INVESTMENT OPERATIONS..........................................     .242           1.878           (.287)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income............................................    (.648)          (.661)          (.533)
 Distributions from Realized Capital Gains.......................................    (.004)          (.027)             --
                                                                                    ------          ------        --------
       TOTAL DISTRIBUTIONS.......................................................    (.652)          (.688)          (.533)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...................................................    $9.96          $10.37           $9.18
============================================================================================================================
TOTAL RETURN(1)..................................................................     2.55%          21.07%          (2.88)%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions).............................................     $460            $346             $71
Ratio of Expenses to Average Net Assets..........................................     0.20%           0.20%           0.18%*
Ratio of Net Investment Income to Average Net Assets.............................     6.54%           6.55%           6.88%*
Portfolio Turnover Rate..........................................................       80%             71%             63%
   * Annualized.
 (1) Total return figures do not reflect the annual account maintenance fee of $10.
   + Subscription period for the Portfolio was from January 18, 1994, through February 28, 1994, during which time all assets were held in money market instruments.

                                                                                --------------------------------------------
                                                                                                   LONG-TERM
                                                                                                BOND PORTFOLIO
                                                                                --------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,         MAR. 1+, TO
                                                                                -------------------------         DEC. 31,
                                                                                  1996            1995              1994
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................................     $ 10.82           $8.96           $ 10.00
                                                                                  ------          ------        ----------
INVESTMENT OPERATIONS
 Net Investment Income......................................................        .674            .692              .586
 Net Realized and Unrealized Gain (Loss) on Investments.....................       (.731)          1.884            (1.040)
                                                                                  ------          ------        ----------
       TOTAL FROM INVESTMENT OPERATIONS.....................................       (0.57)          2.576             (.454)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income.......................................       (.674)          (.692)            (.586)
 Distributions from Realized Capital Gains..................................       (.009)          (.024)               --
                                                                                  ------          ------        ----------
       TOTAL DISTRIBUTIONS..................................................       (.683)          (.716)            (.586)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................................      $10.08          $10.82             $8.96
============================================================================================================================
TOTAL RETURN(1).............................................................       (0.26)%         29.72%            (4.53)%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)........................................     $    44             $24                $9
Ratio of Expenses to Average Net Assets.....................................        0.20%           0.20%             0.18%*
Ratio of Net Investment Income to Average Net Assets........................        6.75%           6.90%             7.70%*
Portfolio Turnover Rate.....................................................          46%             45%               70%*
   * Annualized.
 (1) Total return figures do not reflect the annual account maintenance fee of $10.
   + Subscription period for the Portfolio was from January 18, 1994, through February 28, 1994, during which time all assets were held in money market instruments.

                                                                          ---------------------------------------------------
                                                                                     VANGUARD BALANCED INDEX FUND
                                                                          ---------------------------------------------------
                                                                                                                  SEPT. 28+,
                                                                               YEAR ENDED DECEMBER 31,                TO
                                                                          ---------------------------------          DEC. 31,
                                                                          1996     1995       1994     1993          1992
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................................  $12.77   $10.34     $10.91   $10.31        $10.00
                                                                         ------   ------     ------   ------     ---------
INVESTMENT OPERATIONS
 Net Investment Income.................................................     .50      .45        .41      .39           .08
 Net Realized and Unrealized Gain (Loss) on Investments................    1.26     2.48       (.58)     .63           .31
                                                                          -----    -----      -----    -----      --------
       TOTAL FROM INVESTMENT OPERATIONS................................    1.76     2.98       (.17)    1.02           .39
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income..................................    (.49)    (.45)      (.40)    (.39)         (.08)
 Distributions from Realized Capital Gains.............................    (.12)    (.05)        --     (.03)           --
                                                                          -----    -----      -----    -----      --------
       TOTAL DISTRIBUTIONS.............................................    (.61)    (.50)      (.40)    (.42)         (.08)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........................................  $13.92   $12.77     $10.34   $10.91        $10.31
=============================================================================================================================
TOTAL RETURN**.........................................................   13.95%   28.64%     (1.56)%  10.00%         3.69%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)...................................    $826     $590       $403     $367          $109
Ratio of Expenses to Average Net Assets................................    0.20%    0.20%      0.20%    0.20%         0.22%*
Ratio of Net Investment Income to Average Net Assets...................    3.69%    3.85%      3.86%    3.53%         3.76%*
Portfolio Turnover Rate................................................      37%++     16%       16%      25%           17%
Average Commission Rate Paid...........................................  $.0226      N/A        N/A      N/A           N/A
 * Annualized.
 **Total return figures do not reflect the annual account maintenance fee of $10. Subscription period for Fund was from September 28, 1992, to November 8, 1992, during which time all assets were held in money market instruments. Performance measurement begins on November 9, 1992.
 + Commencement of operations.
 ++ Fund turnover rate excluding in-kind redemptions was 30%.



                                      ---------------------------------------------------------------------------------------
                                                                             500 PORTFOLIO
                                      ---------------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                      ---------------------------------------------------------------------------------------
                                      1996      1995     1994     1993     1992     1991     1990     1989     1988     1987
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR..............................   $57.60   $42.97   $43.83   $40.97   $39.32   $31.24   $33.64   $27.18   $24.65   $24.27
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
INVESTMENT OPERATIONS
 Net Investment Income.............     1.28     1.22     1.18     1.13     1.12     1.15     1.17     1.20     1.08      .88
 Net Realized and Unrealized Gain
   (Loss) on Investments...........    11.82    14.76     (.67)    2.89     1.75     8.20    (2.30)    7.21     2.87      .36
                                       -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
       TOTAL FROM INVESTMENT
        OPERATIONS.................    13.10    15.98      .51     4.02     2.87     9.35    (1.13)    8.41     3.95     1.24
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment
   Income..........................    (1.28)   (1.22)   (1.17)   (1.13)   (1.12)   (1.15)   (1.17)   (1.20)   (1.10)    (.69)
 Distributions from Realized
   Capital Gains...................     (.25)    (.13)    (.20)    (.03)    (.10)    (.12)    (.10)    (.75)    (.32)    (.17)
                                       -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
       TOTAL DISTRIBUTIONS.........    (1.53)   (1.35)   (1.37)   (1.16)   (1.22)   (1.27)   (1.27)   (1.95)   (1.42)    (.86)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....   $69.17   $57.60   $42.97   $43.83   $40.97   $39.32   $31.24   $33.64   $27.18   $24.65
=============================================================================================================================
TOTAL RETURN*......................    22.88%   37.45%    1.18%    9.89%    7.42%   30.22%   (3.32)%  31.36%   16.22%    4.71%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (Millions)........................  $30,332   $17,372  $9,356   $8,273   $6,547   $4,345   $2,173   $1,804   $1,055     $826
Ratio of Expenses to Average
 Net Assets........................     0.20%    0.20%    0.19%    0.19%    0.19%    0.20%    0.22%    0.21%    0.22%    0.26%
Ratio of Net Investment Income to
 Average Net Assets................     2.04%    2.38%    2.72%    2.65%    2.81%    3.07%    3.60%    3.62%    4.08%    3.15%
Portfolio Turnover Rate............        5%+      4%+      6%+      6%+      4%+      5%+     23%+      8%      10%      15%
Average Commission Rate Paid.......   $.0166      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A
*Total return figures do not reflect the annual account maintenance fee of $10.
+Portfolio turnover rates excluding in-kind redemptions were 2%, 2%, 4%, 2%, 1%, 1%, and 6%, respectively.

                     -------------------------------------------------------------------------------------------------------
                                                            EXTENDED MARKET PORTFOLIO
                     -------------------------------------------------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,                                       DEC. 21+,
                     ------------------------------------------------------------------------------------------     TO DEC.
                     1996      1995      1994      1993      1992      1991      1990       1989       1988        31, 1987
---------------------------------------------------------------------------------------------------------------------------
NET ASSET
 VALUE,
 BEGINNING OF
 PERIOD.........    $24.07    $18.52    $19.43    $17.35    $15.82    $11.48    $13.92     $11.60      $9.99     $10.00
                    ------    ------    ------    ------    ------    ------    ------     ------     ------   --------
INVESTMENT
 OPERATIONS
 Net
   Investment
   Income.......       .34       .30       .28       .23       .24       .25       .30        .26        .34        .03
 Net Realized
   and
   Unrealized
   Gain (Loss)
   on
   Investments..      3.85      5.95      (.62)     2.28      1.72      4.54     (2.25)      2.52       1.63       (.04)
                     -----     -----     -----     -----     -----     -----     -----      -----      -----    -------
   TOTAL FROM
    INVESTMENT
    OPERATIONS...     4.19      6.25      (.34)     2.51      1.96      4.79     (1.95)      2.78       1.97       (.01)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends
   from Net
   Investment
   Income.....        (.34)     (.30)     (.28)     (.23)     (.25)     (.25)     (.33)      (.23)      (.20)        --
 Distributions
   from
   Realized
   Capital
   Gains......       (1.72)     (.40)     (.29)     (.20)     (.18)     (.20)     (.16)      (.23)      (.16)        --
                     -----     -----     -----     -----     -----     -----     -----      -----      -----    -------
   TOTAL
   DISTRIBUTIONS...  (2.06)     (.70)     (.57)     (.43)     (.43)     (.45)     (.49)      (.46)      (.36)        --
--------------------------------------------------------------------------------------------------------------------------
NET ASSET
 VALUE, END OF
 PERIOD.......      $26.20    $24.07    $18.52    $19.43    $17.35    $15.82    $11.48     $13.92     $11.60      $9.99
==========================================================================================================================
TOTAL
 RETURN*......       17.65%    33.80%    (1.76)%   14.49%    12.47%    41.85%   (14.05)%    24.10%     19.75%     (0.10)%
==========================================================================================================================
RATIOS/SUPPLEMENTAL
 DATA
Net Assets,
 End of Period
 (Millions)...      $2,099    $1,523      $967      $928      $585      $372      $179       $147        $35         $5
Ratio of
 Expenses to
 Average Net
 Assets.......        0.25%     0.25%     0.20%     0.20%     0.20%     0.19%     0.23%      0.23%      0.24%         0%
Ratio of Net
 Investment
 Income to
 Average Net
 Assets.......        1.42%     1.51%     1.51%     1.48%     1.73%     2.14%     2.68%      2.92%      2.90%         0%
Portfolio
 Turnover
 Rate.........          22%       15%       19%       13%        9%       11%        9%        14%        26%         3%
Average
 Commission
 Rate Paid....      $.0235       N/A       N/A       N/A       N/A       N/A       N/A        N/A        N/A        N/A
*Total return figures do not include transaction fees (0.5% in 1995 and 1996, 1% in 1991 through 1994) on purchases or the
 $10 annual account maintenance fee.
+ Commencement of operations.



                                                                  --------------------------------------------------------
                                                                                TOTAL STOCK MARKET PORTFOLIO
                                                                  --------------------------------------------------------
                                                                                                                    MARCH
                                                                                                                    16+,
                                                                           YEAR ENDED DECEMBER 31,                 TO DEC.
                                                                  ------------------------------------------         31,
                                                                   1996        1995        1994        1993         1992
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............................  $15.04      $11.37      $11.69      $10.84        $10.00
                                                                  ------      ------      ------      ------       -------
INVESTMENT OPERATIONS
 Net Investment Income..........................................     .29         .29         .27         .26           .23
 Net Realized and Unrealized Gain (Loss) on Investments.........    2.84        3.75        (.29)        .88           .84
                                                                   -----       -----       -----       -----        ------
   TOTAL FROM INVESTMENT OPERATIONS.............................    3.13        4.04        (.02)       1.14          1.07
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income...........................    (.29)       (.28)       (.27)       (.26)         (.23)
 Distributions from Realized Capital Gains......................    (.11)       (.09)       (.03)       (.03)           --
                                                                   -----       -----       -----       -----        ------
   TOTAL DISTRIBUTIONS..........................................    (.40)       (.37)       (.30)       (.29)         (.23)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..................................  $17.77      $15.04      $11.37      $11.69        $10.84
===========================================================================================================================
TOTAL RETURN**..................................................   20.96%      35.79%      (0.17)%     10.62%        10.41%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)............................  $3,531      $1,571        $786        $512          $275
Ratio of Expenses to Average Net Assets.........................    0.22%       0.25%       0.20%       0.20%         0.21%*
Ratio of Net Investment Income to Average Net Assets............    1.86%       2.14%       2.35%       2.31%         2.42%*
Portfolio Turnover Rate.........................................       3%          3%          2%          1%            3%
Average Commission Rate Paid....................................  $.0216         N/A         N/A         N/A           N/A
   * Annualized.
  ** Total return figures do not reflect the .25% transaction fee on purchases (eliminated at year-end 1995) or the $10 annual account maintenance fee. Subscription period for the Portfolio was from March 16, 1992, to April 26, 1992, during which time all assets were held in money market instruments. Performance measurement begins on April 27, 1992.
   + Commencement of operations.

                                                                           ---------------------------------------------------
                                                                                            GROWTH PORTFOLIO
                                                                           ---------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,            NOV. 2+,
                                                                           ------------------------------------    TO DEC. 31,
                                                                            1996      1995      1994      1993        1992
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................................... $13.97    $10.28    $10.20    $10.26       $10.00
                                                                           ------    ------    ------    ------     --------
INVESTMENT OPERATIONS
 Net Investment Income....................................................    .22       .21       .21       .21          .06
 Net Realized and Unrealized Gain (Loss) on Investments...................   3.07      3.68       .08      (.06)         .26
                                                                            -----     -----     -----     -----      -------
   TOTAL FROM INVESTMENT OPERATIONS.......................................   3.29      3.89       .29       .15          .32
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income.....................................   (.22)     (.20)     (.21)     (.21)        (.06)
 Distributions from Realized Capital Gains................................   (.14)       --        --        --           --
                                                                            -----     -----     -----     -----      -------
   TOTAL DISTRIBUTIONS....................................................   (.36)     (.20)     (.21)     (.21)        (.06)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD............................................ $16.90    $13.97    $10.28    $10.20       $10.26
==============================================================================================================================
TOTAL RETURN**............................................................  23.74%    38.06%     2.89%     1.53%        3.19%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)......................................   $787      $271       $86       $51          $21
Ratio of Expenses to Average Net Assets...................................   0.20%     0.20%     0.20%     0.20%           0%
Ratio of Net Investment Income to
 Average Net Assets.......................................................   1.57%     1.71%     2.08%     2.10%        2.85%*
Portfolio Turnover Rate...................................................     29%       24%       28%       36%           2%
Average Commission Rate Paid.............................................. $.0183        N/A       N/A       N/A          N/A
   * Annualized.
  ** Total return figures do not reflect the annual account maintenance fee of $10.
   + Commencement of operations.



                                                                           ---------------------------------------------------
                                                                                             VALUE PORTFOLIO
                                                                           ---------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,            NOV. 2+,
                                                                           ------------------------------------    TO DEC. 31,
                                                                            1996      1995      1994      1993        1992
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................................... $14.79    $11.12    $11.74    $10.30       $10.00
                                                                           ------    ------    ------    ------     --------
INVESTMENT OPERATIONS
 Net Investment Income....................................................    .37       .41       .38       .38          .07
 Net Realized and Unrealized Gain (Loss) on Investments...................   2.81      3.66      (.46)     1.50          .30
                                                                            -----     -----     -----     -----      -------
   TOTAL FROM INVESTMENT OPERATIONS.......................................   3.18      4.07      (.08)     1.88          .37
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income.....................................   (.38)     (.40)     (.38)     (.38)        (.07)
 Distributions from Realized Capital Gains................................   (.57)       --      (.16)     (.06)          --
   TOTAL DISTRIBUTIONS....................................................   (.95)     (.40)     (.54)     (.44)        (.07)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD............................................ $17.02    $14.79    $11.12    $11.74       $10.30
==============================================================================================================================
TOTAL RETURN**............................................................  21.86%    36.94%    (0.73)%   18.35%        3.70%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)...................................... $1,016      $496      $297      $190          $24
Ratio of Expenses to Average Net Assets...................................   0.20%     0.20%     0.20%     0.20%           0%
Ratio of Net Investment Income to
 Average Net Assets.......................................................   2.54%     3.06%     3.37%     3.26%        3.46%*
Portfolio Turnover Rate...................................................     29%       27%       32%       30%           4%
Average Commission Rate Paid.............................................. $.0188        N/A       N/A       N/A          N/A
   * Annualized.
  ** Total return figures do not reflect the annual account maintenance fee of $10.
   + Commencement of operations.

                                                  ----------------------------------------------------------------------------
                                                                    SMALL CAPITALIZATION STOCK PORTFOLIO(1)
                                                  ----------------------------------------------------------------------------

                                                                                        OCT. 1,
                                                                                         1993
                                                                           FEB. 1 TO      TO         YEAR ENDED SEPTEMBER 30,
                                                                           DEC. 31,    JAN. 31,   ---------------------------
                                                   1996        1995         1994**      1994**     1993      1992      1991
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............. $18.61       $14.99        $16.24     $16.23    $12.63    $12.03     $8.55
                                                  ------     --------       -------     ------    ------    ------    -------
INVESTMENT OPERATIONS
 Net Investment Income (Loss)....................    .26          .24           .20        .05       .20       .19       .20
 Net Realized and Unrealized Gain (Loss) on
   Investments...................................   3.07         4.06          (.86)       .96      3.73       .88      3.60
                                                   -----      -------        ------      -----     -----     -----    ------
   TOTAL FROM INVESTMENT OPERATIONS..............   3.33         4.30          (.66)      1.01      3.93      1.07      3.80
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income............   (.27)        (.23)         (.22)      (.18)     (.18)     (.18)     (.18)
 Distributions from Realized Capital Gains.......  (1.44)        (.45)         (.37)      (.82)     (.15)     (.29)     (.14)
                                                   -----      -------        ------      -----     -----     -----    ------
   TOTAL DISTRIBUTIONS...........................  (1.71)        (.68)         (.59)     (1.00)     (.33)     (.47)     (.32)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD................... $20.23       $18.61        $14.99     $16.24    $16.23    $12.63    $12.03
==============================================================================================================================
TOTAL RETURN++...................................  18.12%       28.74%        (4.00)%     6.65%    31.60%     9.34%    45.91%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)............. $1,713         $971          $605       $533      $432      $202      $111
Ratio of Expenses to Average Net Assets..........   0.25%        0.25%         0.17%*     0.18%*    0.18%     0.18%     0.21%
Ratio of Net Investment Income (Loss) to
 Average Net Assets..............................   1.51%        1.58%         1.50%*     1.16%*    1.47%     1.65%     2.11%
Portfolio Turnover Rate..........................     28%          28%           25%         5%       26%       26%       33%
Average Commission Rate Paid..................... $.0245           N/A           N/A        N/A       N/A       N/A       N/ A



                                                                                    ----------------------------------------
                                                                                     SMALL CAPITALIZATION STOCK PORTFOLIO(1)
                                                                                    ----------------------------------------
                                                                                             YEAR ENDED SEPTEMBER 30,
                                                                                    ----------------------------------------
                                                                                   1990(2)     1989       1988       1987
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................  $11.88     $11.96     $15.73     $13.24
                                                                                   ------     ------     ------     ------
INVESTMENT OPERATIONS
 Net Investment Income (Loss)....................................................     .17        .10        .03       (.04)
 Net Realized and Unrealized Gain (Loss) on Investments..........................   (3.46)      2.13      (2.59)      4.42
                                                                                    -----      -----      -----      -----
   TOTAL FROM INVESTMENT OPERATIONS..............................................   (3.29)      2.23      (2.56)      4.38
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income............................................    (.04)      (.14)        --         --
 Distributions from Realized Capital Gains.......................................      --      (2.17)     (1.21)     (1.89)
                                                                                    -----      -----      -----      -----
   TOTAL DISTRIBUTIONS...........................................................    (.04)     (2.31)     (1.21)     (1.89)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...................................................   $8.55     $11.88     $11.96     $15.73
============================================================================================================================
TOTAL RETURN++...................................................................  (27.73)%    18.83%    (14.30)%    38.02%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions).............................................     $40        $20        $27        $35
Ratio of Expenses to Average Net Assets..........................................    0.31%      1.00%      0.95%      0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets......................    1.91%      0.65%      0.24%     (0.25)%
Portfolio Turnover Rate..........................................................      40%       160%        68%        92%
Average Commission Rate Paid.....................................................      N/A        N/A        N/A        N/A
   * Annualized.
  ** Unaudited.
 (1) Results prior to January 31, 1994 are for the former Vanguard Small Capitalization Stock Fund.
 (2) Adjusted to reflect a 3-for-1 stock split as of February 3, 1990.
  ++ Total return figures do not reflect the annual account maintenance fees of $10 or the 1% portfolio transaction fee on purchases.

                                                   ---------------------------------------------------------------------------
                                                                               EUROPEAN PORTFOLIO
                                                   ---------------------------------------------------------------------------
                                                                                                                     MAY 1+,
                                                                     YEAR ENDED DECEMBER 31,                           TO
                                                   -----------------------------------------------------------      DEC. 31,
                                                    1996       1995       1994       1993       1992      1991        1990
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............  $14.02     $11.76     $11.88      $9.33      $9.92     $9.06       $10.00
                                                   ------     ------     ------     ------     ------     -----      -------
INVESTMENT OPERATIONS
 Net Investment Income...........................     .34        .32        .28        .17        .25       .26          .16
 Net Realized and Unrealized Gain (Loss) on
   Investments...................................    2.63       2.30       (.06)      2.55       (.58)      .86         (.94)
                                                   ------     ------     ------     ------     ------     -----      -------
   TOTAL FROM INVESTMENT OPERATIONS..............    2.97       2.62        .22       2.72       (.33)     1.12         (.78)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income............    (.36)      (.32)      (.28)      (.17)      (.26)     (.26)        (.16)
 Distributions from Realized Capital Gains.......    (.06)      (.04)      (.06)        --         --        --           --
                                                   ------     ------     ------     ------     ------     -----      -------
   TOTAL DISTRIBUTIONS...........................    (.42)      (.36)      (.34)      (.17)      (.26)     (.26)        (.16)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...................  $16.57     $14.02     $11.76     $11.88      $9.33     $9.92        $9.06
==============================================================================================================================
TOTAL RETURN(1)..................................   21.26%     22.28%      1.88%     29.13%     (3.32)%   12.40%       (7.23)%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions).............  $1,595     $1,017       $715       $601       $256      $161          $96
Ratio of Expenses to Average Net Assets..........    0.35%      0.35%      0.32%      0.32%      0.32%     0.33%        0.40%*
Ratio of Net Investment Income to Average Net
 Assets..........................................    2.45%      2.66%      2.41%      2.05%      3.05%     3.06%        3.68%*
Portfolio Turnover Rate..........................       4%         2%         6%         4%         1%       15%**         3%
Average Commission Rate Paid.....................  $.0395         N/A        N/A        N/A        N/A       N/A          N/A
   * Annualized.
  ** Portfolio turnover rates for 1991 excluding in-kind redemptions was 3% for the European Portfolio.
   + Commencement of operations.
 (1) Total return figures do not reflect the 1% transaction fee on purchases or the annual account maintenance fee of $10.
     Subscription period for Portfolio was May 1, 1990, to June 17, 1990, during which time all assets were held in money market instruments. Performance measurement begins on June 18, 1990.



                                                   ----------------------------------------------------------------------------
                                                                              PACIFIC PORTFOLIO
                                                   ----------------------------------------------------------------------------
                                                                                                                     MAY 1+,
                                                                     YEAR ENDED DECEMBER 31,                           TO
                                                   -----------------------------------------------------------      DEC. 31,
                                                    1996       1995       1994       1993       1992      1991        1990
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............  $11.50     $11.31     $10.13      $7.56       $9.42     $8.56       $10.00
                                                   ------     ------     ------     ------      ------     -----      -------
INVESTMENT OPERATIONS
 Net Investment Income...........................     .10        .10        .08        .06         .05       .05          .05
 Net Realized and Unrealized Gain (Loss) on
   Investments...................................   (1.00)       .21       1.24       2.62       (1.76)      .86        (1.44)
                                                   ------     ------     ------     ------      ------     -----      -------
   TOTAL FROM INVESTMENT OPERATIONS..............    (.90)       .31       1.32       2.68       (1.71)      .91        (1.39)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income............    (.09)      (.12)      (.08)      (.06)       (.05)     (.05)        (.05)
 Distributions from Realized Capital Gains.......      --         --       (.06)      (.05)       (.10)       --           --
                                                   ------     ------     ------     ------      ------     -----      -------
   TOTAL DISTRIBUTIONS...........................    (.09)      (.12)      (.14)      (.11)       (.15)     (.05)        (.05)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...................  $10.51     $11.50     $11.31     $10.13       $7.56     $9.42        $8.56
===============================================================================================================================
TOTAL RETURN(1)..................................   (7.82)%    2.75%      13.04%     35.46%     (18.17)%   10.65%      (14.01)%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions).............    $978       $831       $697       $493        $207       $84          $31
Ratio of Expenses to Average Net Assets..........    0.35%      0.35%      0.32%      0.32%       0.32%     0.32%        0.35%*
Ratio of Net Investment Income to Average Net
 Assets..........................................    0.89%      0.97%      0.71%      0.75%       0.92%     0.70%        1.02%*
Portfolio Turnover Rate..........................       9%         1%         4%         7%          3%       21%**         2%
Average Commission Rate Paid.....................  $.0156         N/A        N/A        N/A         N/A       N/A          N/A
   * Annualized.
  ** Portfolio turnover rates for 1991 excluding in-kind redemptions was 1% for the Pacific Portfolio.
   + Commencement of operations.
 (1) Total return figures do not reflect the 1% transaction fee on purchases or the annual account maintenance fee of $10.
     Subscription period for Portfolio was May 1, 1990, to June 17, 1990, during which time all assets were held in money market instruments. Performance measurement begins on June 18, 1990.

                                                                               -------------------------------------------
                                                                                       EMERGING MARKETS PORTFOLIO
                                                                               -------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,        MAY 4+ TO
                                                                               -------------------------        DEC. 31,
                                                                                   1996           1995            1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................................  $10.75         $10.37           $10.00
                                                                                 ------         ------          -------
INVESTMENT OPERATIONS
 Net Investment Income.........................................................     .18            .15              .06
 Net Realized and Unrealized Gain (Loss) on Investments........................    1.52           (.09)             .92
                                                                                 ------         ------          -------
   TOTAL FROM INVESTMENT OPERATIONS............................................    1.70            .06              .98
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income..........................................    (.17)          (.18)            (.07)
 Distributions from Realized Capital Gains.....................................      --             --             (.04)
                                                                                 ------         ------          -------
   TOTAL DISTRIBUTIONS.........................................................    (.17)          (.18)            (.11)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.................................................  $12.28         $10.75           $10.87
==========================================================================================================================
TOTAL RETURN(1)................................................................   15.83%           .56%            9.81%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)...........................................    $637           $234              $83
Ratio of Expenses to Average Net Assets........................................    0.60%          0.60%            0.60%*
Ratio of Net Investment Income to Average Net Assets...........................    1.69%          2.00%            1.32%*
Portfolio Turnover Rate........................................................       1%             3%               6%
Average Commission Rate Paid...................................................  $.0004             N/A              N/A
   * Annualized.
   + Commencement of operations.
 (1) Total return does not reflect the 2% transaction fee on purchases, the 1% transaction fee on redemptions, or the annual account maintenance fee of $10. Subscription period for Portfolio was April 18, 1994, to May 3, 1994, during which time all assets were held in money market instruments. Performance measurement begins on May 4, 1994.



                                                                                            -----------------------------
                                                                                            TOTAL INTERNATIONAL PORTFOLIO
                                                                                            -----------------------------
                                                                                                   APRIL 29+, TO
                                                                                                 DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................                    $10.26
                                                                                            -----------------
INVESTMENT OPERATIONS
 Income Dividends Received.........................................................                      .150
 Capital Gain Distributions Received...............................................                      0.15
                                                                                            -----------------
   Total Distributions Received....................................................                      .165
 Net Realized and Unrealized Gain (Loss) on Investments............................                     (.110)
                                                                                            -----------------
   TOTAL FROM INVESTMENT OPERATIONS................................................                      0.55
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income..............................................                     (.160)
 Distributions from Realized Capital Gains.........................................                     (0.15)
                                                                                            -----------------
   TOTAL DISTRIBUTIONS.............................................................                     (.175)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....................................................                    $10.14
=========================================================================================================================
TOTAL RETURN**.....................................................................                      0.55%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)...............................................                      $280
Ratio of Expenses to Average Net Assets............................................                         0%
Ratio of Net Investment Income to Average Net Assets...............................                      1.51%*
Portfolio Turnover Rate............................................................                         0%
Average Commission Rate Paid.......................................................                        N/A
   * Annualized.
  ** Total return figures do not reflect the 1% transaction fee on purchases or the annual account maintenance fee of $10.
   + Commencement of operations.
-------------------------------------------------------------------------------------------------------------------------

YIELD AND TOTAL
RETURN From time to time a Portfolio may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.


                         In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of a Portfolio is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on a Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by a Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account.
--------------------------------------------------------------------------------


INVESTMENT
OBJECTIVES               Vanguard Bond Index Fund, Vanguard Balanced Index Fund,
                         Vanguard Index Trust and Vanguard International Equity
                         Index Fund are each open-end diversified investment companies designed as "index" funds. The Total
                         International Portfolio is part of Vanguard STAR Fund, an open-end non-diversified investment company. This
                         Portfolio is also designed as an index fund.

  ------------------------------------------------------------------------------

BOND INDEX FUND

EACH PORTFOLIO SEEKS
TO MATCH THE
INVESTMENT
PERFORMANCE OF ITS
RESPECTIVE INDEX         The Fund consists of four Portfolios, each of which
                         seeks to match the investment results of a particular
                         investment grade bond index through the use of index
                         sampling techniques. The Total Bond Market Portfolio
                         seeks to replicate the performance of a broad market
                         weighted bond index, while the Short-Term Bond,
                         Intermediate-Term Bond and Long-Term Bond Portfolios
                         attempt to replicate the performance of market weighted
                         bond indexes with prescribed maturity standards. There
                         is no assurance that any of the Fund's Portfolios will
                         achieve its stated objective.
  ------------------------------------------------------------------------------


BALANCED INDEX
FUND

THE FUND SEEKS
TO TRACK THE
WILSHIRE 5000 AND THE
LEHMAN BROTHERS
INDEX The objective of the Fund is to replicate, with respect to 60% of its assets, the investment performance of the Wilshire 5000 Equity Index and, with respect to 40% of its assets, the investment performance of the Lehman Brothers Aggregate Bond Index (the "Lehman Brothers Index"). There is no assurance that the Fund will achieve its stated objective.


                         The Wilshire 5000 consists of all U.S. common stocks that trade on a regular basis on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market. The Lehman Brothers Index measures the total return (capital change plus income) provided by a universe of fixed-income securities, weighted by market value. The securities included in the index generally have an outstanding market value of at least $100 million, are of investment grade quality and are readily available in the marketplace.

  ------------------------------------------------------------------------------

INDEX TRUST

EACH PORTFOLIO SEEKS
TO MATCH THE
INVESTMENT
PERFORMANCE OF A
PARTICULAR STOCK
MARKET INDEX             The Trust consists of six Portfolios, each of which
                         seeks to provide investment results that correspond to a particular stock market index. The correlation between the performance of each of the Trust's
                         Portfolios and the respective index that each Portfolio attempts to match is expected to be at least 0.95. The
                         500, Extended Market, Total Stock Market and Small
                         Capitalization Stock Portfolios attempt to replicate the investment performance of broad market indexes, while the Value and Growth Portfolios attempt to replicate indexes which possess certain "value" and "growth" investment characteristics.

                         - The 500 PORTFOLIO seeks to replicate the aggregate
                           price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), an index which emphasizes large-capitalization companies.


                         - The EXTENDED MARKET PORTFOLIO seeks to replicate the
                           aggregate price and yield performance of the Wilshire 4500 Equity Index, an index which consists of more than 5,000 medium- and small-capitalization companies that are not included in the S&P 500 Index.



                         - The TOTAL STOCK MARKET PORTFOLIO seeks to replicate
                           the aggregate price and yield performance of the Wilshire 5000 Equity Index, an index which consists of all U.S. stocks that trade on a regular basis on either the New York or American Stock Exchange or the NASDAQ over-the-counter market. These stocks include the large-capitalization companies of the S&P 500 Index, with the exception of Royal Dutch and Unilever, N.V., which trade on the New York Stock Exchange as ADR's, as well as the medium- and small-capitalization companies of the Wilshire Equity 4500 Index.



                         - The SMALL CAPITALIZATION STOCK PORTFOLIO seeks to
                           replicate the aggregate price and yield performance of the Russell 2000 Index (the "Russell 2000"), a broadly diversified small-capitalization stock index consisting of approximately 2,000 common stocks.


                         - The VALUE PORTFOLIO seeks to replicate the aggregate
                           price and yield performance of the S&P/BARRA Value Index, an index which includes stocks in the S&P 500 Index with lower than average ratios of market price to book value. These types of stocks are often referred to as "value" stocks.

                         - The GROWTH PORTFOLIO seeks to replicate the aggregate
                           price and yield performance of the S&P/BARRA Growth Index, an index which includes stocks in the S&P 500 Index with higher than average ratios of market price to book value. These types of stocks are often referred to as "growth" stocks.
  ------------------------------------------------------------------------------

INTERNATIONAL
EQUITY INDEX FUND

EACH PORTFOLIO SEEKS
TO MATCH THE
INVESTMENT
PERFORMANCE OF ITS
RESPECTIVE INDEX         The Fund consists of three Portfolios, each of which
                         seeks to match the investment results of a Morgan
                         Stanley Capital International Index. The European
                         Portfolio seeks to replicate the aggregate price and yield performance of the Morgan Stanley Capital
                         International-Europe (Free) Index ("MSCI-Europe
                         (Free)"), a diversified, capitalization weighted index comprised of companies located in fourteen European countries. The Pacific Portfolio seeks to replicate the aggregate price and yield performance of the Morgan
                         Stanley Capital International-Pacific (Free) Index
                         ("MSCI-Pacific (Free)"), a diversified, capitalization weighted index consisting of companies located in Australia, Japan, Hong Kong, New Zealand, Singapore and
                         Malaysia.



                         By combining the European and Pacific Portfolios in appropriate proportions, an investor may create an aggregate portfolio designed to approximate the total return (income plus capital change) of the Morgan Stanley Capital International-Europe, Australasia and Far East (Free) Index ("EAFE Free"), a broadly diversified international index consisting of more than 1,000 equity securities of companies in Europe and the Pacific Rim. As of December, 31, 1996, the MSCI-Pacific
                         (Free) Index represented approximately 44% of the market capitalization of EAFE (Free), while the MSCI-Europe (Free) Index represented the remaining 56%.



                         The Emerging Markets Portfolio seeks, with respect to 95% of assets, to provide investment results that parallel the Morgan Stanley Capital International ("MSCI")-Select Emerging Markets Free Index ("Index"). The MSCI-Select Emerging Markets Free Index is a diversified index consisting of common stocks located in 14 countries. This Index provides broader diversification and more liquidity than other "published" emerging markets indexes and also takes into consideration the trading capabilities of foreigners in emerging stock market countries.


                         The Fund is neither sponsored by nor affiliated with Morgan Stanley Capital International.
  ------------------------------------------------------------------------------


VANGUARD TOTAL
INTERNATIONAL
PORTFOLIO                The Total International Portfolio seeks to match the
                         performance of the Morgan Stanley Capital International
                         (MSCI) -- Europe, Australasia, and Far East + Select
                         Emerging Markets (Free) Index ("MSCI -- EAFE + Select
                         EMF Index") by investing in a combination of the European, Pacific, and Emerging Markets Portfolios of
                         Vanguard International Equity Index Fund.

  ------------------------------------------------------------------------------

ALL PORTFOLIOS           The investment objectives of each Portfolio of Vanguard
                         Bond Index Fund and Vanguard Index Trust are fundamental and so cannot be changed without the approval of a majority of a Portfolio's shareholders.

                         The investment objectives of Vanguard Balanced Index Fund, each Portfolio of Vanguard International Equity Index Fund and Vanguard Total International Portfolio are not fundamental and may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to a material change.

                         There is no assurance that the Portfolios will achieve their stated objectives.

--------------------------------------------------------------------------------


INVESTMENT
POLICIES

EACH PORTFOLIO USES
A "PASSIVE"
INVESTMENT APPROACH      The Portfolios are not managed according to traditional
                         methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Portfolios, utilizing a "passive" or indexing investment approach, attempt to approximate the investment performance of their respective indexes through statistical procedures. The
                         Portfolios are managed without regard to tax ramifications.



                         Each Portfolio is responsible for voting the shares of all securities it holds.



                         The investment policies of the Portfolios are not fundamental and so may be changed by the Board of Directors (Trustees) without shareholder approval. However, shareholders would be notified prior to a material change.

  ------------------------------------------------------------------------------

BOND INDEX FUND

EACH PORTFOLIO INVESTS
IN FIXED INCOME
SECURITIES               Each Portfolio will invest in a group of fixed-income
                         securities selected from its respective index which, when taken together, are expected to perform similarly to the index as a whole. This sampling technique is expected to enable each Portfolio to track the dividend income and price movements of its respective index, while minimizing brokerage, custodial and accounting costs.

                         The TOTAL BOND MARKET PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"). The Aggregate Bond Index is a broad market weighted index which encompasses four major classes of investment grade fixed-income securities in the United States: U.S. Treasury and agency securities, corporate bonds, international (dollar-denominated) bonds, and mortgage-backed securities, with maturities greater than one year.


                         The SHORT-TERM BOND PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index (the "Short-Term Index"). The Short-Term Index is a market weighted index which encompasses three major classes of investment grade fixed-income securities: U.S. Treasury and, agency securities, corporate bonds, and international (dollar-denominated) bonds, all with maturities between 1 and 5 years.


                         The INTERMEDIATE-TERM BOND PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index (the "Intermediate-Term Index"). The Intermediate-Term Index is a market weighted index which encompasses three major classes of investment grade fixed-income securities: U.S. Treasury and agency securities, corporate bonds, and international (dollar-denominated) bonds, all with maturities between 5 and 10 years.

                         The LONG-TERM BOND PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Mutual Fund

                         Long (10+) Government/Corporate Index (the "Long-Term Index"). The Long-Term Index is a market weighted index which encompasses three major classes of investment grade fixed-income securities: U.S. Treasury and agency securities, corporate bonds, and international (dollar-denominated) bonds, all with maturities greater than 10 years.


                         Each Portfolio will invest 80% or more of its assets in securities included in its respective index. As of December 31, 1996, the major classes of fixed-income securities represented the following proportions of the respective indexes' total market values:



                                                 AGGREGATE    SHORT-TERM   INTERMEDIATE-   LONG-TERM
                                                 BOND INDEX     INDEX       TERM INDEX       INDEX
                           -------------------------------------------------------------------------
                           U.S. Treasury and
                             agency securities        52%          86%           57%            66%
                           Corporate bonds            14%          12%           32%            28%
                           International
                             (dollar-
                             denominated) bonds        4%           2%           11%             6%
                           Mortgage-backed
                             securities               30%           0%            0%             0%
                           Dollar-weighted
                             Average Maturity
                             (Years)                 8.7yrs       2.7yrs    7.6 yrs           23.3yrs



                         The Total Bond Market and Short-Term Bond Portfolios of the Fund may, from time to time, substitute one type of investment grade bond for another. For instance, a Portfolio may hold more short-term corporate bonds (fewer short-term U.S. Treasury bonds) than represented in the Index so as to increase income. This corporate substitution strategy will entail the assumption of additional credit risk; however, substantial diversification within the corporate sector should moderate issue-specific credit risk. In addition, current investment policy restricts corporate substitutions to issues with less than 4 years remaining to maturity and in aggregate no more than 15% of net assets. Overall, credit risk is expected to be very low for each of the Portfolios.


                         Fixed-income securities will be primarily of investment grade quality -- i.e., those rated at least Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Corporation. Securities rated Baa or BBB are considered as medium grade obligations. Interest payments and principal are regarded as adequate for the present but certain protective elements found in higher rated bonds may be lacking. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                         In its efforts to duplicate the investment performance of the Index, each Portfolio will invest in fixed-income securities approximating its relative proportion of the Index's total market value. For the Total Bond Market Portfolio, these investments will include U.S. Treasury and agency securities, mortgage-backed securities and corporate and international (dollar-denominated) bonds. For the Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios, these investments include U.S. Treasury and agency securities, corporate debt and international (dollar-denominated) debt. The Portfolios may invest in U.S. Treasury bills, notes and bonds and other "full faith and credit" obligations of the U.S. Government. The Portfolios may also invest in U.S. Government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Such "agency" securities may not be backed by the "full faith and credit" of the U.S. Government. Such U.S. Government agencies may include the Federal Farm Credit Banks, the Resolution Trust Corporation and in the case of the Total Bond Market Portfolio, the Government National Mortgage Association. Even though they all carry top (AAA) credit ratings, "agency" obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury bonds.

                         Each Portfolio may also invest up to 20% of its assets in short-term money market instruments, and may invest in bond (interest rate) futures contracts and options to a limited extent. Such securities will be held only to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Portfolios will not invest in such securities as part of a temporary defensive strategy (such as altering the aggregate maturity of a Portfolio) to protect the Fund against potential bond market declines. Each Portfolio intends to remain fully invested, to the extent practicable, in a pool of securities which will duplicate the investment characteristics of the respective index. See "Implementation of Policies" for a description of other investment practices of the Fund.
  ------------------------------------------------------------------------------


BALANCED INDEX
FUND

THE FUND INVESTS IN
STOCKS AND BONDS         Under normal circumstances, the Fund will invest 60% of
                         its net assets in a portfolio of common stocks selected to track the Wilshire 5000 and 40% of its net assets in a portfolio of investment-grade bonds designed to track the Lehman Brothers Aggregate Bond Index (the "Lehman
                         Brothers Index"). The Fund may also invest in certain short-term fixed income securities as cash reserves, although cash and cash equivalents are normally expected to represent less than 1% of the Fund's assets.



                         The Fund's common stock portfolio will invest in a portfolio of common stocks selected to match the Wilshire 5000. The Fund is expected to invest in approximately 500 of the largest securities in the Wilshire 5000 as measured by market capitalization and a representative sample of the remainder. Typically, the Fund will hold between 2,200 and 2,400 stocks, which are selected primarily on the basis of market capitalization and industry weightings.



                         The Fund's bond portfolio will invest in a portfolio of fixed income securities selected to match the Lehman Brothers Index, a broad market-weighted index which encompasses four major classes of investment grade fixed-income securities in the United States: U.S. Treasury and agency securities, corporate bonds, international (dollar-denominated) bonds, and mortgage-backed securities, with maturities greater than one year. The Fund will invest in a representative sample of fixed-income securities in the Lehman Brothers Index, which, taken together, are expected to perform similarly to the Index.



                         The Fund may, from time to time, substitute one type of investment grade bond for another. For instance, the Fund may hold more short-term corporate bonds (fewer short-term U.S. Treasury bonds) than represented in the Index so as to increase income. This corporate substitution strategy will entail the assumption of additional credit risk; however, substantial diversification within the corporate sector should moderate issue-specific credit risk. In addition, current investment policy restricts corporate substitutions to issues with less than 4 years remaining to maturity and in aggregate no more than 15% of net assets. Overall, credit risk is expected to be very low for each of the Portfolios.



                         Fixed-income securities will be primarily of investment grade quality -- i.e., those rated at least Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Corporation. Securities rated Baa or BBB are considered medium grade obligations. Interest payments and principal are regarded as adequate for the present but certain protective elements found in higher rated bonds may be lacking. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


                         The Fund may also invest up to 30% of its assets in stock or bond futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Fund will not invest in futures contracts, options, or cash reserves as part of a temporary defensive strategy, such as lowering the Fund's investment allocation in common stocks to protect against potential stock market declines. The Fund intends to remain fully invested, to the extent practicable, in a pool of securities which will duplicate the investment characteristics of the Wilshire 5000 and Lehman Brothers Indexes. See "Implementation of Policies" for a description of these and other investment practices of the Fund.
  ------------------------------------------------------------------------------


INDEX TRUST

ALL SIX PORTFOLIOS
INVEST IN
COMMON STOCKS            The 500, Value, and Growth Portfolios each invest in
                         all the stocks included in each of their respective indexes in approximately the same proportion as they are represented in the index. The Extended Market, Total Stock Market, and Small Capitalization Stock
                         Portfolios invest in statistically selected samples of the stocks included in each of their respective indexes. This sampling technique is expected to enable each of these Portfolios to track the price movements of its respective index, while minimizing the brokerage, custodial, and accounting costs.


                         The 500 PORTFOLIO invests in all 500 stocks in the S&P 500 Index in approximately the same proportions as they are represented in the Index.


                         The EXTENDED MARKET PORTFOLIO invests in a statistically selected sample of the more than 5,000 stocks included in the Wilshire 4500 Index. Typically, the Portfolio invests in approximately 2,000 stocks. Stocks are selected for inclusion in the Portfolio based primarily on market capitalization and industry weightings. The Portfolio is constructed to have aggregate investment characteristics similar to those of the Wilshire 4500 Index.



                         The TOTAL STOCK MARKET PORTFOLIO invests in a statistically selected sample of the more than 7,300 stocks included in the Wilshire 5000 Index. Typically, the Portfolio invests in approximately 2,700 stocks. Stocks are selected for inclusion in the Portfolio based primarily on market capitalization and industry weightings. The Portfolio is constructed to have aggregate investment characteristics similar to those of the Wilshire 5000 Index.


                         The SMALL CAPITALIZATION STOCK PORTFOLIO invests in a statistically selected sample of the approximately 1,900 stocks included in the Russell 2000 Index. Typically, the Portfolio invests in approximately 1,500 stocks. Stocks are selected for inclusion in the Portfolio based on their contribution to the Portfolio's market capitalization, industry weightings and other fundamental characteristics such as price-earnings ratios, dividend yields, price-to-book ratios and financial leverage. The stocks held by the Portfolio are weighted to make the Portfolio's aggregate investment characteristics similar to those of the Russell 2000 Index as a whole.



                         The VALUE PORTFOLIO invests in all of the common stocks included in the S&P/BARRA Value Index in approximately the same proportions as they are represented in the Index. As of December 31, 1996, the S&P/BARRA Value Index included 340 of the stocks that make up the S&P 500 Index, and 50% of the total market value of the Index.



                         The GROWTH PORTFOLIO invests in all of the common stocks included in the S&P/BARRA Growth Index in approximately the same proportions as they are represented in the Index. As of December 31, 1996, the S&P/BARRA Growth Index included 160 of the stocks that make up the S&P 500 Index, and 50% of the total market value of the Index.



ALL SIX PORTFOLIOS
ATTEMPT TO REMAIN
FULLY INVESTED           Each Portfolio attempts to remain fully invested in
                         common stocks. Under normal circumstances each Portfolio will invest at least 95% of its assets in the common stocks of its respective index and futures contracts and options. Each Portfolio may invest in certain short-term fixed income securities such as cash reserves, although cash or cash equivalents are normally expected to represent less than 1% of each Portfolio's assets. Each Portfolio may also invest up to 20% of its assets in stock futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Portfolios will not invest in cash reserves, futures contracts or options as part of a temporary defensive strategy, such as lowering a Portfolio's investment in common stocks to protect against potential stock market declines. The
                         Portfolios intend to remain fully invested, to the extent practicable, in a pool of securities which will duplicate the investment characteristics of their respective indexes. See "Implementation of Policies" for a description of these and other investment practices of the Trust.

  ------------------------------------------------------------------------------


INTERNATIONAL
EQUITY INDEX FUND

EACH PORTFOLIO
INVESTS IN
INTERNATIONAL STOCKS     Each of the three Portfolios invest in statistically
                         selected samples of the stocks included in each of their respective indexes. This sampling technique is expected to enable each Portfolio to track the price movements of its respective index, while minimizing the brokerage, custodial, and accounting costs.


                         The EUROPEAN PORTFOLIO invests in a statistically selected sample of approximately 600 stocks included in the MSCI-Europe (Free) Index, an index of equity securities of companies located in fourteen European countries. Three countries, the United Kingdom, Germany and France, dominate MSCI-Europe (Free), with 34%, 14%, and 12% of the market capitalization of the Index, respectively, as of December 31, 1996. The 11 other countries are individually much less significant to the Index and, consequently, the Portfolio. The "Free" Index includes only shares that U.S. investors are "free" to purchase.



                         The PACIFIC PORTFOLIO invests in a statistically selected sample of the more than 500 stocks included in the MSCI-Pacific (Free) Index, an index of equity securities of Pacific Basin companies. The MSCI-Pacific
                         (Free) Index is dominated by the Japanese stock market, which represented 74% of the market capitalization of the Index as of December 31, 1996.



                         The Pacific, European and Emerging Markets Portfolios are each expected to invest in approximately 400 stocks or more. Stocks are selected for inclusion in each Portfolio based on country, market capitalization, industry weightings, and fundamental characteristics such as return variability, earnings valuation, and yield. Each Portfolio is constructed to have aggregate investment characteristics similar to those of its respective index. In order to parallel the performance of its respective index, each Portfolio will invest in each country in approximately the same percentage as the country's weight in the index. The correlation between the performance of each Portfolio and its respective index is expected to be at least 0.95. (A correlation of 1.00 would be perfect correlation.)



                         The EMERGING MARKETS PORTFOLIO invests in a statistically selected sample of the approximately 500 stocks included in the MSCI -- Select Emerging Markets
                         (Free) Index, an index of equity securities of companies located in the countries of 14 emerging markets. Four countries, Malaysia, South Africa, Hong Kong and Brazil, represent a majority of the MSCI -- Select Emerging Markets (Free) Index, with 19%, 12%, 14% and 14% of the market capitalization of the Index, respectively, as of December 31, 1996. The fourteen countries of the Index and their percentage weightings as of December 31, 1996, were:



                        Greece.................   1.3%    Hong Kong.............. 13.6%
                        Portugal...............   2.2%    Indonesia..............  6.1%
                        Turkey.................   1.5%    Malaysia............... 18.6%
                        EUROPE.................   5.0%    Philippines (Free).....  3.8%
                                                          Singapore..............  6.4%
                        Argentina..............   3.8%    Thailand...............  5.4%
                        Brazil.................  13.8%    Israel.................  2.3%
                        Mexico (Free)..........   9.0%    ASIA................... 56.2%
                        LATIN AMERICA..........  26.6%    South Africa........... 12.2%



                         The Index includes only shares that U.S. investors are "free,"


                         or allowed by law, to purchase and sell and that have sufficient trading liquidity.



                         The Portfolio is expected to invest in approximately 500 stocks. Stocks are selected for inclusion in the Portfolio in order to form a statistically representative sample corresponding to the MSCI-Select Emerging Markets Free Index. The Portfolio is constructed to have aggregate investment characteristics (based on country, market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures, similar to those of its Index.



                         The Portfolio's policy is to remain 95% invested in common stocks. The remaining 5% of the Portfolio will be invested in cash reserves in order to maintain a higher degree of portfolio liquidity to meet daily redemption requests.



                         Each of the Portfolio's policy is to remain fully invested in common stocks. Under normal circumstances at least 80% of the assets of each Portfolio will be invested in stocks that are represented in its respective index. Since the Total International Portfolio will invest primarily in shares of the underlying Portfolios, at least 80% of its equity exposure will be to stocks that are included in the MSCI -- EAFE + Select EMF Index. Each Portfolio may invest in certain short-term fixed income securities such as cash reserves, although cash or cash equivalents are normally expected to represent less than 1% of each Portfolio's assets. Each Portfolio may also invest up to 50% of its assets in stock futures contracts, options, warrants, convertible securities, and swap agreements in order to invest uncommitted cash balances, maintain liquidity to meet shareholder redemptions, or minimize trading costs. Any investment in futures contracts, options, warrants, convertible securities or swap agreements over 20% of each Portfolio's assets would be made in emergency situations, for short-term purposes.



                         These Portfolios will not invest in cash reserves, futures contracts, options or warrants as part of a temporary defensive strategy, such as lowering a Portfolio's investment in common stocks, to protect against potential stock market declines. The Portfolios intend to remain fully invested, to the extent practicable, in a pool of securities which will approximate the investment characteristics of their respective indexes. The Portfolios may also enter into forward foreign currency exchange contracts in order to maintain the same currency exposure as their respective indexes, but not as part of a defensive strategy to protect against fluctuations in exchange rates.



                         See "Implementation of Policies" for a description of these and other investment practices of the Portfolios.

  ------------------------------------------------------------------------------


VANGUARD TOTAL
INTERNATIONAL
PORTFOLIO                The TOTAL INTERNATIONAL PORTFOLIO allocates its assets
                         among the European, Pacific and Emerging Markets
                         Portfolios of Vanguard International Equity Index Fund based on each market segment's contribution to the market capitalization of the Morgan Stanley Capital
                         International -- Europe, Australasia, and Far East +
                         Select Emerging Markets (Free) Index. As of December
                         31, 1996, the European and Pacific markets contributed approximately 49% and 38%, respectively, and the Emerging Markets contributed 13% to the Index's market capitalization.


                         See "Implementation of Policies" for a description of these and other investment practices of the Portfolio.
--------------------------------------------------------------------------------

INVESTMENT
RISKS
EACH PORTFOLIO IS
SUBJECT TO MARKET RISK   As mutual funds investing primarily in common stocks,
                         Vanguard Balanced Index Fund, the Portfolios of
                         Vanguard Index Trust and Vanguard International Equity
                         Index Fund and Vanguard Total International Portfolio are subject to MARKET RISK -- i.e., the possibility that common stock prices will decline over short or even extended periods. Both U.S. and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.



                         Common stocks, as measured by the S&P 500 Index, have provided annual total returns (capital appreciation plus dividend income), averaging +10.8% for all 10-year periods from 1926 to 1996. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.

  ------------------------------------------------------------------------------


BALANCED INDEX
FUND
INVESTORS ARE EXPOSED
TO STOCK MARKET AND
INTEREST RATE RISK       As with any investment program, the Fund entails
                         certain risks. As a mutual fund investing 60% of its assets in common stocks, the Fund is subject to STOCK
                         MARKET RISK -- i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.



                         Since the Fund also invests in bonds, investors in the Fund are also exposed to INTEREST RATE RISK -- i.e., fluctuations in the market value of bonds due to changing interest rates. Bond prices are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stocks, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices. For example, bond prices fell 48% from December 1976 to September 1981. However, a decline in the market value of bonds may be offset in whole or in part by the high level of income that bonds provide.



                         To a limited extent, the Fund is also subject to CREDIT RISK -- i.e., the likelihood that a bond issuer will fail to make timely payments of interest and principal to the Fund. Such credit risk is expected to be low, however, due to the credit quality and diversification of the Fund's bond investments.



                         From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially lower return) than a mutual fund investing exclusively in common stocks.

  ------------------------------------------------------------------------------

INDEX TRUST
THE EXTENDED MARKET,
AND SMALL
CAPITALIZATION STOCK
PORTFOLIOS MAY EXHIBIT
GREATER VOLATILITY       Historically, the mid- and small-cap stocks of the
                         Wilshire 4500 and Russell 2000 Indexes (the target indexes for the Extended Market and Small
                         Capitalization Stock Portfolios, respectively) have been more volatile than -- and at times have performed quite differently from -- the large-cap stocks of the S&P 500 Index. This is due to several factors, including less-certain growth and dividend prospects for small companies.



THE VALUE AND
GROWTH PORTFOLIOS
MAY FLUCTUATE
INDEPENDENTLY            Even indexes that are subsets of the S&P 500
                         Index -- such as the S&P/BARRA Value Index and the S&P/BARRA Growth Index (the target indexes for the Value and Growth Portfolios) -- will not perform in the same way as the broader S&P 500 Index. Historically, stocks of the S&P/BARRA Value Index have been less volatile than the stocks found in the broader S&P 500
                         Index Stocks of the S&P/BARRA Growth Index, on the other hand, have displayed somewhat greater short-term volatility than the S&P 500 Index's stocks. Historical performance aside, however, both value and growth stocks have the potential to be more volatile than the broader market.

  ------------------------------------------------------------------------------

INTERNATIONAL
EQUITY INDEX FUND
INTERNATIONAL STOCKS
MAY EXHIBIT GREATER
VOLATILITY THAN
U.S. STOCKS              Investments in foreign stock markets can be as
                         volatile, if not more volatile, than investments in U.S. markets.


                         The MSCI-Europe Index has provided annual total returns, averaging +15.8% for all 10-year periods from 1969-1996, and the MSCI-Pacific Index has provided annual total returns, averaging +17.1% during the same periods. By comparison, the average annual total return of U.S. stocks during this same period was +13.2% (as measured by the Standard & Poor's 500 Composite Stock Price Index). Note, however, that the period from 1969 to 1996 was a very favorable one for foreign stock market investing. The figures on total return and stock market volatility are provided here only as a guide to potential market risk, and may not be useful for forecasting future returns in any particular period.



THE JAPANESE STOCK
MARKET IS A MAJOR
COMPONENT OF THE
PACIFIC INDEX            Investors should realize that Japanese securities
                         comprised 74% of the MSCI-Pacific (Free) Index as of December 31, 1996, and that therefore stocks of Japanese companies will represent a correspondingly large component of the Pacific Portfolio's investment assets. Such a large investment in the Japanese stock market may entail a higher degree of risk than with more diversified international portfolios, especially considering that by fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividend yields, the Japanese market as a whole may appear expensive relative to other world stock markets.



STOCKS FROM THREE
COUNTRIES DOMINATE
THE EUROPE INDEX         Stocks from the United Kingdom, Germany and France
                         comprised 34%, 14% and 12% of the MSCI-Europe Index, respectively, as of December 31, 1996. The remaining 11 countries in the MSCI-Europe Index have much less significant capitalization weightings in the Index and will therefore have much less impact on the total return of the Index and the European Portfolio.

EMERGING MARKETS
MAY EXHIBIT GREATER
VOLATILITY THAN
DEVELOPED MARKETS        Emerging markets, such as those invested in by the
                         Emerging Markets Portfolio, are associated with substantial investment risks. These risks include market volatility, investment illiquidity, currency risk, political instability and unexpected changes in economic policy including capital controls, expropriation, taxes and hyper-inflation.


                         Investors should be aware that emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. For example, from 1989-1996, the average positive monthly return for the Wilshire 5000 Index, a broad measure of the U.S. equity market, was +3.1%. The average negative monthly return for the Wilshire 5000 Index was -2.6%. In contrast, from 1989-1996, the average positive monthly return of the Morgan Stanley Capital International Emerging Markets Free Index, a widely quoted emerging market benchmark, was +4.5%; while the average negative monthly return was -4.3%.


INVESTMENT ILLIQUIDITY
RISK Volatility in emerging markets may be exacerbated by illiquidity. Average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in investors being forced to purchase securities at substantially higher prices than the current market, or sell securities at much lower prices than the current market.
  ------------------------------------------------------------------------------

VANGUARD TOTAL
INTERNATIONAL
PORTFOLIO                Because it invests its assets in the Europe, Pacific,
                         and Emerging Markets Portfolios of Vanguard
                         International Equity Index Fund, the Total
                         International Portfolio is subject to the same risks, in varying degrees.


INTERNATIONAL STOCKS
ALSO EXPOSE INVESTORS
TO CURRENCY AND OTHER
RISKS For U.S investors, the returns of foreign investments, such as those held by the three Portfolios, are influenced by not only the returns on foreign common stocks themselves, but also by the returns on the currencies in which the stocks are denominated. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the value of foreign securities held by a Portfolio. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign stocks will be enhanced. Currency risk in emerging markets may be exacerbated by unexpected exchange rate devaluations.



                         Other risks and considerations of international investing include: differences in accounting, auditing and financial reporting standards; generally higher transaction costs on foreign portfolio transactions; small trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on a Portfolio's foreign securities, which may reduce dividend income payable to shareholders; the possibility of expropriation or confiscatory taxation; adverse change in investment or exchange control regulations; difficulty in obtaining a judgment from a foreign court; political instability which could affect U.S. investment in foreign countries; and potential restriction on the flow of international capital.

  ------------------------------------------------------------------------------

BOND INDEX FUND
THE PORTFOLIOS ARE
SUBJECT TO INTEREST
RATE RISK                INTEREST RATE RISK is the potential for fluctuations in
                         bond prices due to changing interest rates. As a rule, bond prices vary inversely with interest rates. If interest rates rise, bond prices generally decline; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price than shorter-maturity bonds. To compensate investors for these larger fluctuations, longer-maturity bonds usually offer higher yields than shorter-maturity bonds, other factors, including credit quality, being equal.

                         These basic principles of bond prices also apply to U.S. Government securities. A security backed by the "full faith and credit" of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

                         The TOTAL BOND MARKET and INTERMEDIATE-TERM BOND PORTFOLIOS maintain an intermediate-term average weighted maturity, and are therefore subject to a moderate to high level of interest rate risk. Interest rate risk for the SHORT-TERM BOND PORTFOLIO should be modest. Because of the short-term average weighted maturities, the Portfolio is expected to exhibit low to moderate price fluctuations as interest rates change. The LONG-TERM BOND PORTFOLIO is exposed to substantial interest rate risk. The Portfolio is expected to have an average maturity in excess of 15 years which exposes it to high to very high price fluctuations due to changing interest rates.

THE PORTFOLIOS ARE
SUBJECT TO INCOME RISK   INCOME RISK is the potential for a decline in a
                         Portfolio's income due to falling market interest rates. In relative terms, income risk will be higher for the Fund's shorter-term Portfolios and lower for the Fund's longer-term Portfolios.

THE LONG-TERM BOND
PORTFOLIO IS SUBJECT TO
CALL RISK                An additional risk associated with long-term corporate
                         bonds is call risk. CALL RISK is the possibility that corporate bonds held by the Portfolio will be repaid prior to maturity. Call provisions, common in many corporate bonds, allow bond issuers to redeem bonds prior to maturity (at a specific price). When interest rates are falling, bond issuers often exercise these call provisions, paying off bonds that carry high stated interest rates and often issuing new bonds at lower rates. For the Portfolio, the result would be that bonds with high interest rates are "called" and must be replaced with lower-yielding instruments. In these circumstances, the income of the Portfolio would decline. Reflecting these additional credit and call risks, the corporate portion of the portfolio will generally offer higher yields than the government portion.


THE TOTAL BOND
MARKET PORTFOLIO IS
SUBJECT TO
PREPAYMENT RISK          As a mutual fund investing a portion of its assets in
                         mortgage-backed securities (see chart on page 21), the Total Bond Market Portfolio is subject to prepayment risk to a limited extent. PREPAYMENT RISK is the possibility that, during periods of declining interest rates, the principal invested in high-yielding mortgage-backed securities will be repaid earlier than scheduled, and the Fund will be forced to reinvest the unanticipated payments at generally lower interest rates.

                         Prepayment risk has two important effects on the Portfolio. First, when interest rates fall and principal prepayments are reinvested at lower interest rates, the income that the Portfolio derives from mortgage-backed securities is reduced. Second, like other fixed-income securities, mortgage-backed securities generally decline in price when interest rates rise. However, because of prepayment risk, mortgage-backed securities (and thus in part the share price of the Portfolio and the value of the Index) will not enjoy as large a gain in market value as ordinary bonds when interest rates fall. In part to compensate for prepayment risk, mortgage-backed securities generally offer higher yields than bonds of comparable credit quality and maturity.

CREDIT RISK IS EXPECTED
TO BE LOW                CREDIT RISK is the possibility that an issuer of
                         securities held by a Portfolio will be unable to make payments of either interest or principal. The credit risk of a Portfolio is a function of the credit quality of its underlying securities.


                         The credit quality of each Portfolio is expected to be very high, and thus credit risk should be low. As of December 31, 1996, the average quality, as rated by Moody's Investors Service, Inc., of each Portfolio's benchmark index was as follows:


                            Aggregate Bond Index.............................  Aaa
                            Short-Term Bond Index............................  Aaa
                            Intermediate-Term Bond Index.....................  Aa1
                            Long-Term Bond Index.............................  Aa2

                         To a limited extent, the Portfolios are also exposed to event risk, the possibility that corporate fixed-income securities held by the Portfolios may suffer a substantial decline in credit quality and market value due to a corporate restructuring. Corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar events, are often financed by a significant expansion of corporate debt. As a result of the added debt burden, the credit quality and market value of a firm's existing debt securities may decline significantly. While event risk may be high for certain corporate and international (dollar-denominated) securities held by the Portfolios, event risk for each Portfolio in the aggregate should be low because of each Portfolios diversified holdings and the small percentage of the Portfolio assets invested in these securities.


                         The corporate substitution strategy used by the Fund (see discussion on page 21) will increase credit risk somewhat, as short-term investment grade corporate bonds are substituted for U.S. Treasury bonds and notes; however, owing to the diversified nature of the Portfolios, and policies limiting the maturity and maximum amount of substitutions, the overall credit and event risk of the Portfolio is expected to be low.


NO CURRENCY RISK IN
ANY PORTFOLIO            While each of the chosen Lehman Index benchmarks do
                         have limited exposure to international bonds, there is
                         no currency risk associated with the investments since
                         they are all dollar-denominated.
--------------------------------------------------------------------------------

WHO SHOULD
INVEST The Funds offer investors the advantage of a "passive" approach to investing. These include low investment costs, exceptional diversification among a wide range of stocks and bonds, minimal portfolio turnover, and relative predictability. Unlike other mutual funds, which generally attempt to "beat" market averages with often unpredictable results, the Portfolios of the Funds seek to "match" the performance of their underlying indexes and thus are expected to provide a highly predictable return relative to these benchmarks.

                         However, shareholders should expect to be fully exposed to the market risks inherent in investing in stocks and bonds. As the prices of stocks and bonds may be volatile, only investors able to tolerate short-term, possibly substantial fluctuations in the value of their investment, brought about by generally declining stock or bond prices, should contemplate an investment in the Funds.

                         Investors may wish to reduce the potential risk of investing in a Portfolio by purchasing shares on a regular, periodic basis (dollar-cost averaging) rather than making an investment in one lump sum.

                         The Funds are intended to be a long-term investment vehicle and not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all shareholders. In order to minimize such costs the Funds have adopted the following policies. The Funds reserve the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Funds have adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Funds reserve the right to suspend the offering of their shares.

                         Investors should not consider an investment in any one Fund a complete investment program, but should maintain holdings of securities with different risk characteristics -- including common stocks, bonds and money market instruments.
  ------------------------------------------------------------------------------


BOND INDEX FUND
INVESTORS SEEKING TO
PARTICIPATE IN THE
"BOND MARKET" AS A
WHOLE OR ITS VARIOUS
MATURITY SEGMENTS        The Portfolios are designed for individual and
                         institutional investors seeking well-diversified, low-cost ways to participate in the U.S. fixed-income markets. The Portfolios will be essentially fully invested at all times. Because the Total Bond Market
                         Portfolio will represent all major sectors of the investment grade fixed-income securities market, the Portfolio is a suitable vehicle for those investors seeking ownership in the "bond market" as a whole, without regard to particular sectors. The Short-Term
                         Bond, Intermediate-Term Bond and Long-Term Bond
                         Portfolios are suitable vehicles for those investors seeking ownership in specific maturity segments of the "bond market." Each Portfolio concentrates on bonds of various maturities as illustrated in the chart on page
                         21. Because of the risks associated with bond investments, each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements.


                         As with all longer-term, fixed-income investments, the share price of the Total Bond Market, Intermediate-Term Bond and Long-Term Bond Portfolios will vary, with the Long-Term Bond Portfolio expected to exhibit the greatest volatility. Share price volatility should be significantly less for the Short-Term Bond Portfolio. Credit risk should be minimal for each Portfolio. The investment risks are described on page 30.


                         The Portfolios are also suitable for those investors with common stock holdings who are seeking a complementary fixed-income investment to create a more balanced asset mix. Because of potential share price fluctuations, the Portfolios may be inappropriate for investors who have short-term objectives or who require stability of principal.
  ------------------------------------------------------------------------------

BALANCED INDEX
FUND
INVESTORS SEEKING A
BALANCE BETWEEN
CURRENT INCOME AND
CAPITAL GROWTH           The Fund is designed for conservative investors seeking
                         a long-term investment offering both current income and
                         the potential for capital growth. By balancing its
                         investments among common stocks and bonds, the Fund is
                         expected to provide lower investment risk and share
                         price volatility than a mutual fund which invests
                         exclusively in common stocks. The balanced investment
                         approach of the Fund tends to reduce exposure to stock
                         and bond market risks; it does not eliminate them. The
                         Fund is thus suitable for investors who wish to gain
                         exposure to the potential capital growth provided by
                         the stock market, while limiting investment risk. Such
                         a balanced investment program might be particularly
                         well-suited to long-term investment objectives such as
                         retirement savings.
  ------------------------------------------------------------------------------

INDEX TRUST
LONG-TERM INVESTORS
SEEKING A "PASSIVE"
APPROACH FOR INVESTING
IN COMMON STOCKS         All six Portfolios of the Trust are designed for
                         long-term investors seeking the advantages of investing in a diversified portfolio of common stocks.

                         Four Portfolios of the Trust provide a vehicle for investing in a broad market index:

                         - The 500 PORTFOLIO is designed for investors seeking
                           to replicate the total return of the S&P 500 Index, an index emphasizing large capitalization common stocks.

                         - The EXTENDED MARKET PORTFOLIO is designed for
                           investors seeking to replicate the total return of the Wilshire 4500 Index, an index consisting of small- and medium-capitalization companies.

                         - The TOTAL STOCK MARKET PORTFOLIO is designed for
                           investors seeking to replicate the total return of the Wilshire 5000 Index, an index consisting of all U.S. stocks that trade on a regular basis on either the New York or American Stock Exchange or the NASDAQ over-the-counter market. The Total Stock Market Portfolio will therefore reflect the performance of the entire U.S. stock market.

                         - The SMALL CAPITALIZATION STOCK PORTFOLIO is designed
                           for investors seeking to replicate the total return of the Russell 2000 Small Stock Index, an index consisting of approximately 2,000 small-capitalization stocks.

                         Two Portfolios are designed for investors seeking to emphasize certain investment characteristics while continuing to utilize a "passive" investment approach:

                         - The VALUE PORTFOLIO is designed for investors seeking
                           to replicate the total return of the S&P/BARRA Value Index, an index consisting of companies of the S&P 500 Index with lower than average market price to book value ratios. Such a "value-oriented" Portfolio may be appropriate for more conservative stock market investors who are seeking higher dividend income and somewhat below average stock market volatility.

                         - The GROWTH PORTFOLIO is designed for investors
                           seeking to replicate the total return of the S&P/BARRA Growth Index, an index consisting of companies of the S&P 500 Index with higher than average market price to book value ratios. Such a "growth-oriented" Portfolio may be appropriate for investors who have little need for current dividend income and who can tolerate somewhat above average stock market volatility.

                         Taken together in appropriate proportions, the Value and Growth Portfolios are expected to approximate the total returns achieved by the 500 Portfolio.
  ------------------------------------------------------------------------------

INTERNATIONAL
EQUITY INDEX FUND
LONG-TERM INVESTORS
SEEKING TO INVEST
IN INTERNATIONAL
COMMON STOCKS            The Portfolios are designed for investors who seek a
                         low-cost "passive" approach for investing in a broadly diversified portfolio of international common stocks.
                         Unlike other equity mutual funds, which generally seek to "beat" market averages with often unpredictable results, the Portfolios of the Fund seek to "match" their respective indexes and thus are expected to provide a predictable return relative to their respective benchmarks. In particular, the European
                         Portfolio is designed for investors seeking to approximate the total investment results (before fund expenses and withholding taxes) of the MSCI-Europe
                         (Free) Index, a diversified index of European common stocks. The Pacific Portfolio is designed for investors seeking to approximate the total investment results
                         (before fund expenses and withholding taxes) of the MSCI-Pacific (Free) Index, a diversified index of Pacific Basin common stocks.


                         The European and Pacific Portfolios are also suitable for investors seeking to create a portfolio which parallels the performance of the MSCI-EAFE (Free) Index, a broadly diversified index consisting of over 1,000 international equity securities. By investing in the two portfolios in the appropriate percentages (44% in the Pacific Portfolio and 56% in the European Portfolio as of December 31, 1996), a portfolio approximating the investment characteristics of MSCI-EAFE (Free) may be created.


                         The Emerging Markets Portfolio is designed for investors seeking to approximate the total investment results (before fund expenses and withholding taxes) of the MSCI-Select Emerging Markets Free Index, a diversified index of common stocks of emerging market countries.
  ------------------------------------------------------------------------------

TOTAL
INTERNATIONAL
PORTFOLIO                The Total International Portfolio is designed for
                         investors seeking to approximate investment results that parallel those of the MSCI-EAFE + Select EMF Index through a combination of the Europe, Pacific, and Emerging Markets Portfolios of Vanguard International
                         Equity Index Fund.

--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES              The Portfolios follow a variety of investment practices
                         in an effort to duplicate the total return of their
                         respective indexes.
  ------------------------------------------------------------------------------


BOND INDEX FUND
THE PORTFOLIOS INVEST
IN FIXED INCOME
SECURITIES               Each Portfolio will invest at least 80% or more of its
                         assets in securities included in its benchmark Index.
                         The Indexes measure the total investment return
                         (capital change plus income) provided by a universe of fixed-income securities, weighted by the market value outstanding of each security. The securities included in each Index generally meet the following criteria, as defined by Lehman Brothers: an outstanding market value of at least $100 million; and investment grade quality -- i.e., rated a minimum of Baa by Moody's
                         Investors Service, Inc. or BBB by Standard & Poor's
                         Corporation. The maturities of securities included in each index will vary as described on page 21.



THE PORTFOLIOS USE A
"SAMPLING" TECHNIQUE     The Portfolios will be unable to hold all of the
                         individual issues which comprise the Indexes because of the large number of securities involved. Instead, each Portfolio will hold a representative sample of the securities in its respective Index, selecting one or two issues to represent entire "classes" or types of securities in the Index. Each Portfolio will be constructed so as to match the composition of its benchmark index as described below after adjusting for the corporate substitution strategy described on page
                         21 for the Total Bond Market and Short-Term Bond
                         Portfolios.


                         At the broadest level, each Portfolio will seek to hold securities which reflect the weighting of the major asset classes in its respective index. For the Total Bond Market Portfolio, these classes include U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities. For the Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios, the two major classes of securities include U.S. Treasury and agency securities and corporate bonds.

                         Such a sampling technique is expected to be an effective means of substantially duplicating the income and capital returns provided by each Index. Over time, the correlation between the performance of the Fund and the Index is expected to be 0.95 or higher. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of a Portfolio, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the Index. Because the Portfolios of the Fund incur operating expenses, as opposed to their respective indexes, which do not, a perfect correlation of 1.00 is unlikely to be achieved.

THE TOTAL BOND
MARKET PORTFOLIO MAY
INVEST IN MORTGAGE-
BACKED SECURITIES        As part of its effort to duplicate the investment
                         performance of its Index, the Total Bond Market
                         Portfolio may invest in mortgage-backed securities.
                         Mortgage-backed securities represent an interest in an underlying pool of mortgages. Unlike ordinary fixed-income securities, which generally pay a fixed rate of interest and return principal upon maturity, mortgage-backed securities repay both interest income and principal as part of their periodic payments. Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities give rise to certain unique
                         "prepayment" risks. See "Investment Risks."

                         The Total Bond Market Portfolio may purchase
                         mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Housing Authority (FHA). GNMA securities are guaranteed by the U.S. Government as to the timely payment of principal and interest; securities from other Government-sponsored entities are generally not secured by an explicit pledge of the U.S. Government. The Portfolio may also invest in conventional mortgage securities, which are packaged by private corporations and are not guaranteed by the U.S. Government. Mortgage securities that are guaranteed by the U.S. Government are guaranteed only as to the timely payment of principal and interest. The market value of such securities is not guaranteed and may fluctuate.
  ------------------------------------------------------------------------------


BALANCED INDEX
FUND
THE FUND INVESTS IN
A SAMPLE OF ALL U.S.
COMMON STOCKS            The Fund's common stock investments will be selected
                         from securities included in the Wilshire 5000, an index of all regularly and publicly traded U.S. common stocks that trade on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market.
                         Approximately 7,000 stocks, including large-, medium-, and small-capitalization companies, are included in the Wilshire 5000, which serves as a proxy for the complete
                         U.S. stock market.


                         Under normal circumstances, the Fund will invest 60% of its net assets in common stocks included in the Wilshire 5000. In an effort to replicate the investment performance of the Wilshire 5000, the Fund's common stock holdings will include approximately 500 of the largest market capitalization stocks in the Index and an additional representative sample of the remaining stocks. The high transaction costs and illiquidity of many of the smaller stocks in the Wilshire 5000 make complete replication of the Index's holding impractical.

COMMON STOCKS ARE
SELECTED USING
OPTIMIZATION
TECHNIQUES ("PORTFOLIO
OPTIMIZATION")           The stocks of the Wilshire 5000 included in the Fund
                         are selected using a statistical technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations, and fundamental characteristics (e.g., price-to-book, price-to-earnings, and debt-to-asset ratios, as well as dividend yields) match those of the Wilshire 5000. For instance, if 10% of the capitalization of the Wilshire 5000 consists of utility companies with relatively large market capitalizations, then the Fund's stock holdings are constructed so that approximately 10% of the Fund's stocks represent utilities with relatively large capitalizations.

                         The Fund is not sponsored, endorsed, sold or promoted by Wilshire Associates. Wilshire(R) and Wilshire 5000(R) are registered service marks of Wilshire Associates.

THE FUND INVESTS IN A
SAMPLE OF ALL U.S.
INVESTMENT GRADE DEBT    Under normal circumstances, the Fund will invest 40% of
                         its net assets in fixed income securities included in the Lehman Brothers Index, an index of U.S.
                         investment-grade, fixed-income securities. More than
                         5,500 individual bond issues, including U.S. Treasury and Government agency securities, corporate debt obligations, and mortgage-backed securities are included in the Lehman Brothers Index.



                         The securities included in the Lehman Brothers Index in which the Fund may invest generally meet the following criteria, as defined by Lehman Brothers: an effective maturity of not less than one year; an outstanding market value of at least $100 million; investment grade quality -- i.e., rated a minimum of Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation; and general availability in the marketplace. If a security held in the Fund's portfolio is downgraded to a rating below these minimum standards, the Fund may continue to hold it until such time as the adviser deems it most advantageous to dispose of the security.



BONDS ARE SELECTED
USING A STRATIFIED
SAMPLING TECHNIQUE       The Fund will be unable to hold all of the individual
                         issues which comprise the Lehman Brothers Index because of the large number of securities involved. Instead, the Fund will hold a representative sample of the securities in the Index, selecting a few issues to represent entire "classes" or types of securities in the Index. The Fund will be constructed so as to approximately match the composition of its benchmark index, after adjusting for the corporate substitution policy described on page 21.



                         At the broadest level, and adjusted for the corporate substitution strategy, the Fund will seek to hold securities which reflect the weighting of the major asset classes in the Lehman Brothers Index -- U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities. For example, if U.S. Treasury and agency securities represent approximately 60% of the Index's interest rate risk, then approximately 60% of the Fund's interest rate risk will come from such securities. Similarly, if corporate bonds represent 20% of the interest rate risk of the Index, then they will represent approximately 20% of the interest rate risk of the Fund.



                         Such a sampling technique is expected to be an effective means of substantially duplicating the income and capital returns provided by each index. Over time, the correlation between the performance of the Fund and the Index is expected to be 0.95 or higher. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index (without taking into consideration the effect of the Fund's common stock holdings). Because the Fund incurs operating expenses, as opposed to its indexes, which do not, a perfect correlation of 1.00 is unlikely to be achieved. The performance of the Fund versus that of its respective index is monitored daily. If a tracking error develops, the Fund is rebalanced to bring it in line with the Index.

THE FUND'S RETURNS
SHOULD BE CLOSELY
CORRELATED WITH ITS
UNDERLYING INDEXES       The sampling techniques utilized by the Fund are
                         expected to be an effective means of substantially duplicating the investment performance (dividend income plus capital change) of the Fund's underlying indexes:
                         the Wilshire 5000 (for the 60% of net assets invested in common stocks) and the Lehman Brothers Index (for the 40% of net assets invested in bonds). The correlation between the performance of the Fund's stock and bond investments and the Wilshire 5000 and Lehman
                         Brothers Indexes, respectively, is expected to be at least 0.95.

                         Due to the use of sampling techniques, however, neither the stock nor bond holdings of the Fund are expected to track their target benchmarks with the degree of accuracy that complete replication of the indexes would have provided. The principal advantage of this sampling approach is to provide an efficient means of investing in a large universe of stocks and bonds. In particular, the Fund is expected to provide exceptionally broad diversification, and should operate at low costs due to both its "passive" approach to portfolio management and expected low portfolio turnover rate.
  ------------------------------------------------------------------------------

INDEX TRUST
THE 500 PORTFOLIO
INVESTS IN ALL 500 S&P
STOCKS The 500 Portfolio attempts to duplicate the investment results of the S&P 500 Index by holding all 500 stocks in approximately the same proportions as they are represented in the Index. This indexing technique is known as "complete replication."


                         The S&P 500 Index is composed of 500 common stocks, which are chosen by Standard & Poor's Corporation on a statistical basis to be included in the Index. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's Corporation believes the stock to be an attractive investment. The 500 securities, most of which trade on the New York Stock Exchange, represented, as of December 31, 1996, approximately 70% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market value.



                         Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 47% of the Index. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of December 31, 1996, the five largest companies in the Index were: General Electric (2.9%), Coca Cola Company (2.3%), Exxon Corporation (2.2%), Intel Corporation (1.9%), and Microsoft Corporation (1.7%). The largest industry categories were: banks (7.7%), telephone companies (6.6%), pharmaceutical companies (6.4%), international oil companies (5.8%) and computer companies (4.6%).



THE EXTENDED MARKET
PORTFOLIO INVESTS IN
MEDIUM- AND SMALL-
SIZE COMPANY STOCKS      While the S&P 500 Index includes the preponderance of
                         large market capitalization stocks, it excludes most of the medium- and small-size companies which comprise the remaining 30% of the capitalization of the U.S. stock market. The Wilshire 4500 Index consists of all U.S.
                         stocks that are not in the S&P 500 Index and that trade regularly on the New York and American Stock Exchanges as well as in the NASDAQ over-the-counter market. More than 6,800 stocks of medium- and small-capitalization companies are included in the Wilshire 4500 Index.

                         The Extended Market Portfolio will be unable to hold all of the more than 6,800 issues which comprise the Wilshire 4500 Index because of the costs involved and the illiquidity of many of the securities. Instead, the Portfolio will hold a representative sample of the securities in the Wilshire 4500 Index.



THE TOTAL STOCK
MARKET PORTFOLIO
INVESTS IN A SAMPLE OF
ALL U.S. STOCKS          Neither the S&P 500 Index nor the Wilshire 4500 Index
                         independently represents the U.S. stock market as a whole. The Wilshire 5000 Index, which consists of all regularly and publicly traded U.S. stocks, provides a complete proxy for the U.S. stock market. More than 7,300 stocks, including large-, medium-, and small-capitalization companies are included in the Wilshire 5000 Index.



                         In an effort to replicate the investment performance of the Wilshire 5000 Index, the Total Stock Market Portfolio will invest in approximately 2,700 of the largest stocks in the index and an additional representative sample of the remaining stocks. As in the case for the Extended Market Portfolio, the high transaction costs and illiquidity of many of the smaller stocks make complete replication of the Wilshire 4500 Index's holdings impractical.


                         The Extended Market and Total Stock Market Portfolios are not sponsored, endorsed, sold or promoted by Wilshire Associates. Wilshire(R) and Wilshire 5000(R) are registered service marks of Wilshire Associates.


THE SMALL
CAPITALIZATION STOCK
PORTFOLIO INVESTS IN
SMALL-SIZE COMPANY
STOCKS The Small Capitalization Stock Portfolio attempts to duplicate the investment results of the Russell 2000 Index by investing in approximately 1,500 of the 2,000 stocks in the Russell 2000 Index. The Russell 2000 Index is composed of approximately 2,000 small-capitalization common stocks. A company's stock market capitalization is the total market value of its floating outstanding shares. As of December 31, 1996, the average stock market capitalization of the Russell 2000 was $550 million. As in the case of the Extended Market Portfolio, the high transaction costs and illiquidity of many of the small stocks contained in the Russell 2000 Index make complete replication of the holdings impractical.


                         The Portfolio is neither sponsored by nor affiliated with the Frank Russell Company. Frank Russell's only relationship to the Portfolio is the licensing of the use of the Russell 2000 Small Stock Index. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes.

THE EXTENDED MARKET,
TOTAL STOCK MARKET
AND SMALL
CAPITALIZATION STOCK
PORTFOLIOS USE
SAMPLING TECHNIQUES      The stocks of the Wilshire 4500 Index to be included in
                         the Extended Market, Total Stock Market and Small
                         Capitalization Stock Portfolios will be selected utilizing a statistical sampling technique known as "optimization."


                         This sampling technique, which is described on page 21, is expected to be an effective means of substantially duplicating the income and capital returns of the Extended Market, Total Stock Market and Small Capitalization Stock Portfolios' target benchmarks. Over time, the correlation between the performance of the Extended Market, Total Stock Market and Small Capitalization Stock Portfolios and their respective indexes, the Wilshire 4500 Index, Wilshire 5000 Index and Russell 2000 Index, is expected to be at least
                         0.95. A correlation of 1.00
                         would indicate perfect correlation, which would be achieved when the net asset value of a Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the respective target benchmark.

                         Due to the use of the sampling technique, neither the Extended Market Portfolio, Total Stock Market Portfolio nor the Small Capitalization Stock Portfolio is expected to track its benchmark index with the same degree of accuracy as evidenced by the high degree of correlation between the 500 Portfolio and its benchmark. However, the principal advantage of this technique is to provide an efficient means to invest in the universe of stocks. In particular, the three Portfolios are expected to provide broad diversification, and should operate at low costs due both to their "passive" approach to portfolio management and low portfolio turnover rate.

THE VALUE AND GROWTH
PORTFOLIOS EMPHASIZE
STOCKS WITH CERTAIN
INVESTMENT
CHARACTERISTICS          In an effort to duplicate the investment results of
                         their respective indexes, the Value and Growth
                         Portfolios will utilize "complete replication," the same indexing technique used for the 500 Portfolio.
                         Specifically, the Value and Growth Portfolios will hold all of the stocks included in the S&P/BARRA Value and Growth Indexes, respectively, in approximately the same proportions as those stocks are represented in the Indexes.


                         Standard & Poor's Corporation constructs the S&P/BARRA Value and Growth Indexes semi-annually by ranking all common stocks included in the S&P 500 Index by their price-to-book ratios. The resulting list is then divided in half by market capitalization. Those companies representing half of the market capitalization of the S&P 500 Index and having lower price-to-book ratios are included in the S&P/BARRA Value Index; the remaining companies are incorporated in the S&P/BARRA Growth Index. On December 31, 1996, after the semi-annual reconstitution of the indexes, the S&P/BARRA Value Index consisted of 340 common stocks in the S&P 500 Index, while the S&P/BARRA Growth Index consisted of the remaining 160. Each Index represented half of the market capitalization of the S&P 500 Index.


                         Investment managers may use a number of different methods to classify stocks as "value" or "growth". There may also be other ways to define benchmarks for "value" and "growth" investing. If other methods were applied to the companies comprising the S&P/BARRA Value and Growth Indexes, the classification of the stocks as "growth" or "value" might be different.


                         Typically, the stocks included in the S&P/BARRA Value Index exhibit above-average dividend yields and lower price-to-book ratios. By comparison, the stocks included in the S&P/BARRA Growth Index exhibit below-average dividend yields and higher price-to-book ratios. As of December 31, 1996, the five largest companies in the S&P/BARRA Value Index were Exxon Corp., Royal Dutch Petroleum Co., IBM, AT&T Corp., and Citicorp, the five largest companies in the S&P/BARRA Growth Index were General Electric Co., Coca Cola Co., Intel Corp., Microsoft Corp., and Merck & Co., Inc.

                         The 500, Value and Growth Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representations or warranty, implied or expressed, to the purchasers of the Portfolios or any member of the public regarding the advisability of investing in index funds or the ability of the S&P 500, S&P/BARRA Value and S&P/BARRA Growth Indexes to track general stock market performance or to track the general performance of value and growth stocks. S&P does not guarantee the accuracy and/or the completeness of the S&P 500, S&P/BARRA Value and S&P/BARRA Growth Indexes or any data included herein.

                         THE S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE TRUST, ANY PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED HEREUNDER, OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN.

                         S&P's only relationship to the Portfolios is the licensing of the S&P marks and the S&P 500, S&P/BARRA Value and S&P/BARRA Growth Indexes, which are determined, composed and calculated by S&P without regard to the 500, Value and Growth Portfolios.
  ------------------------------------------------------------------------------


INTERNATIONAL
EQUITY INDEX FUND
EUROPEAN PORTFOLIO,
PACIFIC PORTFOLIO,
AND EMERGING MARKETS
PORTFOLIO                The MCSI-Europe (Free) Index consists of approximately
                         600 equity securities from Europe, and the MSCI-Pacific
                         (Free) Index consists of more than 500 equity securities from Australia and the Far East, and the MSCI -- Select Emerging Markets (Free) Index consists of some 500 stocks from Asia, Latin America, Africa and Europe. The stocks included in each index are chosen by Morgan Stanley Capital International on a statistical basis. Each stock in MSCI-Europe (Free) and MSCI-Pacific (Free), and MSCI -- Select Emerging
                         Markets (Free) Indexes is weighted according to its market value as a percentage of the total market value of all stocks in the respective index. (A stock's market value equals the number of shares outstanding times the most recent price of the security). The inclusion of a stock in the index in no way implies that Morgan Stanley Capital International believes the stock to be an attractive investment.



THE PORTFOLIOS INVEST
IN INTERNATIONAL
COMMON STOCKS USING
SAMPLING TECHNIQUES
("PORTFOLIO
OPTIMIZATION")           The European, Pacific and Emerging Markets Portfolios
                         will be unable to hold all of the issues that comprise their respective indexes because of the costs involved and the illiquidity of many of the securities. Instead, each Portfolio will attempt to hold a representative sample of approximately 500 or more of the securities in its respective Index, which will be selected utilizing a mathematical technique known as "portfolio optimization." Under this technique, each stock is considered for inclusion in the Portfolio based on its contribution to certain country, capitalization, industry and fundamental investment characteristics.
                         Each Portfolio is constructed so that in the aggregate, each Portfolio's country, capitalization, industry, and fundamental investment characteristics resemble those of its respective Index. Over time, portfolio composition is altered (or "rebalanced") to reflect changes in the characteristics of the Indexes.



                         Due to the use of this sampling or "portfolio optimization" technique, the Portfolios are not expected to track their benchmark indexes with the same degree of accuracy as large capitalization domestic index funds. Over time, the correlation between the performance of each Portfolio and its respective index is expected to be greater than 0.95. A correlation of
                         1.00 would indicate perfect correlation, which would be achieved when the net asset value of each Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in its respective index.

  ------------------------------------------------------------------------------

FOUR PORTFOLIOS
MAY ENTER INTO
FORWARD CURRENCY
CONTRACTS                The three Portfolios of Vanguard International Equity
                         Index Fund and the Total International Portfolio may enter into foreign currency forward and foreign currency futures contracts in order to maintain the same currency exposure as their respective index. A
                         Portfolio may not enter into such contracts for speculative purposes, or as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar. Specifically, a Portfolio may invest up to 25% of its assets in foreign currency forward contracts. A foreign currency forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio to a limited extent against adverse changes in exchange rates between foreign currencies and the U.S. dollar. Such contracts, which protect the value of a Portfolio's investment securities against a decline in the value of a currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase.


THE THREE VANGUARD
INTERNATIONAL EQUITY
INDEX PORTFOLIOS
MAY BORROW MONEY         Each Portfolio may borrow money from a bank up to a
                         limit of 15% of the market value of its assets, but only for temporary or emergency purposes. A Portfolio may borrow money only to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Portfolio. To the extent that a Portfolio borrows money prior to selling securities, the Portfolio may be leveraged; at such times, the Portfolio may appreciate or depreciate in value more rapidly than its benchmark index. The
                         Portfolios will repay any money borrowed in excess of 5% of the market value of their total assets prior to purchasing additional portfolio securities.


ALL PORTFOLIOS MAY
INVEST IN SHORT-TERM
MONEY MARKET
INSTRUMENTS              Although they normally seek to remain substantially
                         fully invested in securities in the respective indexes, all Portfolios of the Funds may invest temporarily in certain short-term money market instruments. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include: obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.


                         The Funds may use futures contracts, options, warrants, convertible securities and swap agreements.

BOND INDEX FUND          The Portfolios of the Fund may utilize bond (interest
                         rate) futures contracts and options to a limited
                         extent. Specifically, each Portfolio may enter into
                         futures contracts provided that not more than 5% of its
                         assets are required as a futures contract deposit. In
                         addition, the Portfolios may enter into futures
                         contracts and options transactions only to the extent
                         that obligations under such contracts or transactions
                         represent not more than 20% of a Portfolio's assets.
  ------------------------------------------------------------------------------


BALANCED INDEX
FUND The Fund may utilize warrants, convertible securities and swap agreements to a limited extent. The Fund's investment in warrants will not exceed more than 5% of its assets (2% with respect to warrants not listed on the New York or American Stock Exchanges). The Fund does not intend to invest more than 5% of its assets in convertible securities.

  ------------------------------------------------------------------------------

INDEX TRUST              Each Portfolio of the Trust may utilize stock futures
                         contracts, options, warrants, convertible securities
                         and swap agreements to a limited extent. Specifically,
                         each Portfolio may enter into futures contracts and
                         options provided that not more than 5% of its assets
                         are required as a margin deposit for futures contracts
                         or options and provided that not more than 20% of a
                         Portfolio's assets are invested in futures and options
                         at any time. Additionally, the Trust's investment in
                         warrants will not exceed more than 5% of its assets (2%
                         with respect to warrants not listed on the New York or
                         American Stock Exchanges). The Trust does not intend to
                         invest more than 5% of its assets in convertible
                         securities.
  ------------------------------------------------------------------------------


INTERNATIONAL
EQUITY INDEX FUND
TOTAL
INTERNATIONAL
PORTFOLIO                The Portfolios may utilize stock futures contracts,
                         options, warrants, convertible securities and swap agreements to a limited extent. Specifically, each Portfolio may enter into futures contracts and options provided that not more than 5% of its assets is required as a margin deposit for futures contracts or options. Additionally, the Fund's investment in warrants will not exceed more than 5% of its assets
                         (for the European Portfolio and the Pacific Portfolio
                         2% with respect to warrants not listed on the New York or American Stock Exchanges).


                         Futures contracts, options, warrants, convertible securities and swap agreements may be used for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract, option, warrant, convertible security or swap agreement is priced more attractively than the underlying equity security or index. While each of these securities can be used as leveraged investments, the Portfolios may not use them to leverage their net assets.

FUTURES CONTRACTS,
OPTIONS, WARRANTS,
CONVERTIBLE SECURITIES
AND SWAP AGREEMENTS
POSE CERTAIN RISKS       The risk of loss associated with futures contracts in
                         some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain. When investing in futures contracts, Portfolios of the Vanguard Bond Index Fund will segregate cash or cash equivalents in the amount of the underlying obligation. The Portfolios of the Vanguard Balanced
                         Index Fund, Vanguard Index Trust and Vanguard
                         International Equity Index Fund will not use futures contracts, options, warrants, convertible securities or swap agreements for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts, options, warrants, convertible securities or swap agreements by the Portfolio are: (i) imperfect correlation between the change in market value of the stocks held by the Portfolio and the prices of futures contracts, options, warrants, convertible securities or swap agreements;
                         (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date; and (iii) the risk of the counterparty or guaranteeing agent defaulting. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Portfolio's underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on an exchange with an active and liquid secondary market. However, options, warrants, convertible securities or swap agreements purchased or sold over-the-counter may be less liquid than exchange-traded securities. Illiquid securities, in general, including swap agreements, may not represent more than 15% of the net assets of the Portfolio.



                         Since there are no futures traded on the S&P/BARRA Value and Growth Indexes, MSCI-Europe (Free), Pacific
                         (Free) Index or the MSCI-Select Emerging Markets (Free) Index, it will be necessary for the Vanguard Index Trust Value and Growth Portfolios and the Portfolios of Vanguard International Equity Index Fund to utilize a composite of other futures contracts to simulate the performance of the Indexes. This process may magnify the "tracking error" of a Portfolio's performance compared to that of its Index, due to lower correlation of the selected futures with its Index. The investment adviser will attempt to reduce this tracking error by investing in futures contracts whose behavior is expected to resemble that of the underlying securities, although there can be no assurance that these selected futures will perfectly correlate with the performance of any of the Indexes.



SWAP AGREEMENTS          Swap agreements are contracts between parties in which
                         one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly.
                         However, the Portfolio's
                         daily share price will take into account the daily price movement of any swap agreement entered into by the Portfolio. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the Portfolio in the specific asset for which it is obligated to pay a return.


ALL PORTFOLIOS MAY
LEND THEIR SECURITIES    All Portfolios may lend their investment securities to
                         qualified institutional investors for either short-term or long-term purposes of realizing additional income.
                         Loans of securities by the Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least
                         100% of the current market value of the loaned securities.

PORTFOLIO TURNOVER FOR
ALL PORTFOLIOS IS
EXPECTED TO BE LOW       Although they generally seek to invest for the long
                         term, each Portfolio of Vanguard Bond Index Fund,
                         Vanguard Balanced Index Fund, Vanguard Index Trust, and
                         Vanguard International Equity Index Fund retains the
                         right to sell securities irrespective of how long they
                         have been held. It is anticipated that the annual
                         portfolio turnover of each Portfolio of the Funds
                         (except Vanguard Balanced Index Fund) will not exceed
                         50%. The annual portfolio turnover rate for the
                         Vanguard Balanced Index Fund is not expected to exceed
                         100%. A turnover rate of 50% would occur, for example,
                         if one half of the securities of a Portfolio were
                         replaced within one year.
--------------------------------------------------------------------------------


INVESTMENT
LIMITATIONS
EACH PORTFOLIO HAS
ADOPTED CERTAIN
FUNDAMENTAL
LIMITATIONS              Each Portfolio of the Funds has adopted certain
                         limitations on its investment practices. Specifically, each Portfolio will not:



                         (a) invest more than 25% of its assets in any one industry (except for the Total International Portfolio which may invest more than 25% of its assets in the investment companies which are its underlying Portfolios);


                         (b) borrow money, except that the Funds may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of the Funds' net assets. Whenever borrowing exceeds 5% of the value of the Funds' net assets, the Funds will not make any additional investments.


                         Each Portfolio of Vanguard Bond Index Fund will not:



                         (a) invest more than 5% of its assets in the securities of any single issuer except obligations of the United States Government or government agencies;


                         (b) purchase more than 5% of the voting securities of any issuer;

                         (c) pledge, mortgage or hypothecate its assets to an
                             extent greater than 5% of the value of its total assets.

                         Each Portfolio of Vanguard Balanced Index Fund, Vanguard Index Trust, and Vanguard International Equity Index Fund, and Vanguard Total International Portfolio will not:


                         (a) with respect to 75% of its assets, purchase securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the value of the Fund's assets would be invested in the securities of each issuer; or purchase more than 10% of the voting securities of any issuer.


                         These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed for a specific Fund only with the approval of a majority of the shareholders.
--------------------------------------------------------------------------------


MANAGEMENT OF
THE FUNDS
VANGUARD ADMINISTERS
AND DISTRIBUTES
THE FUNDS                The Funds are members of The Vanguard Group of
                         Investment Companies, a family of more than 30 investment companies with more than 90 distinct portfolios and total assets in excess of $250 billion.
                         Through their jointly owned subsidiary, The Vanguard
                         Group, Inc. ("Vanguard"), they and the other funds in the Group obtain at cost virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1996, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .29% compared to an average of 1.22% for the mutual fund industry (data provided by Lipper
                         Analytical Services).



                         The Officers of the Funds manage their day to day operations and are responsible to the Funds' Boards of Directors (Trustees). The Directors (Trustees) set broad policies for the Funds and choose their Officers. A list of the Directors (Trustees) and Officers of the Funds and a statement of their present positions and principal occupations during the past five years can be found in each of the Fund's Statements of Additional Information.


                         Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.


                         Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.

--------------------------------------------------------------------------------

INVESTMENT
ADVISERS
VANGUARD'S FIXED
INCOME GROUP
MANAGES SOME OF THE
FUNDS' INVESTMENTS       Each Portfolio of Vanguard Bond Index Fund and the bond
                         portion of Vanguard Balanced Index Fund receive all investment advisory services from Vanguard's Fixed
                         Income Group. The Fixed Income Group provides investment advisory services to more than 40 Vanguard money market and bond portfolios, both taxable and tax-exempt. Total assets under management by Vanguard's
                         Fixed Income Group were $79 billion as of December 31,
                         1996. The Portfolios are not actively managed, but are instead administered by the Fixed Income Group using computerized, quantitative techniques. The Fixed Income
                         Group is supervised by the Officers of the Fund. Ian A.
                         MacKinnon, Senior Vice President of Vanguard, has been in charge of the Group since its inception in 1981.


                         Mr. MacKinnon is responsible for setting the broad investment strategies employed by the Fund, and for overseeing the portfolio manager who implements those strategies on a day-to-day basis.


                         The portfolio manager for Vanguard Bond Index Fund and the bond portion of Vanguard Balanced Index Fund is Kenneth E. Volpert, a Principal of Vanguard, who also serves as portfolio manager of the Vanguard Variable Insurance Fund -- High-Grade Portfolio and the bond portion of the Balanced Portfolio. Mr. Volpert began managing the Vanguard Bond Index fund in 1992. For six years prior to joining Vanguard, Mr. Volpert was associated with Mellon Bond Associates.


                         The Fixed Income Group places all orders for purchases and sales of portfolio securities. Purchases of portfolio securities are made either directly from the issuer or from securities dealers. The Fixed Income Group may sell portfolio securities prior to their maturity if circumstances and considerations warrant and if it believes such dispositions advisable. The Group seeks to obtain the best available net price and most favorable execution for all portfolio transactions.


VANGUARD'S CORE
MANAGEMENT GROUP
MANAGES SOME OF THE
FUNDS, ON AN AT-COST
BASIS Each Portfolio of Index Trust and International Equity Index Fund, the Total International Portfolio, and the equity portion of Balanced Index Fund receive their investment advisory services on an at-cost basis from Vanguard's Core Management Group, which also provides investment advisory services to Vanguard Institutional Index Fund, a portion of the assets of Vanguard/Windsor II and Vanguard Morgan Growth Fund, the Equity Index Portfolio of Vanguard Variable Insurance Fund, Vanguard Tax-Managed Fund, and several indexed separate accounts. Total indexed assets under management as of December 31, 1996 were $57 billion. The Portfolios of the Fund are not actively managed, but are instead administered by the Core Management Group using computerized, quantitative techniques. The Group is supervised by the Officers of the Fund.


                         In placing portfolio transactions, Vanguard's Core Management Group uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution at the lowest commission rate. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply statistical information and provide other services in addition to execution services to the Fund.
--------------------------------------------------------------------------------

DIVIDENDS,
CAPITAL GAINS
AND TAXES
FOUR PORTFOLIOS PAY
QUARTERLY DIVIDENDS;
TWO PAY DIVIDENDS
ONCE A YEAR              Vanguard Index Trust distributes substantially all of
                         its net investment income in the form of dividends. The
                         500, Total Stock Market, Value and Growth Portfolios pay quarterly dividends, while the Extended Market and Small Capitalization Stock Portfolios pay annual dividends. For all six Portfolios, net capital gains, if any, are distributed annually.

                         The Total International Portfolio and each Portfolio of the International Equity Index Fund intend to distribute substantially all of their ordinary income in the form of dividends. The Portfolios pay annual dividends. Capital gains distributions, if any, are also made annually.

                         The Balanced Index Fund will distribute substantially all of its net investment income in the form of quarterly dividends.

                         Dividends consisting of virtually all of the ordinary income of each Portfolio of Bond Index Fund are declared daily and are payable to shareholders of record at the time of declaration. Such dividends are paid on the first business day of each month. Capital gains distributions, if any, are made annually.

                         A Portfolio's dividend and capital gains distributions may be reinvested in additional shares or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods. Shareholders of Bond Index Fund who choose to reinvest their dividend distributions will receive a quarterly (not monthly) confirmation statement.

                         Pursuant to the Internal Revenue Code, certain dividend and capital gains distributions declared by each Portfolio during December, if received by shareholders by January 31, are deemed to have been paid by the Funds and received by shareholders on December 31 of the prior year.

                         Each Portfolio of the Funds intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that each Portfolio will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by each Portfolio from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by a Portfolio from domestic (U.S.) sources.


                         Distributions paid by a Portfolio from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time a shareholder has owned shares in the Portfolio. Capital gains distributions are made when a Portfolio realizes net capital gains on sales of portfolio securities during the year. A Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when a Portfolio realizes net capital losses.

                         Note that if you elect to receive capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in a Portfolio. Also, keep in mind that if you purchase shares in a Portfolio shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                         The Funds will notify you annually as to the tax status of dividend and capital gains distributions paid by each Portfolio.

EACH PORTFOLIO OF
INTERNATIONAL EQUITY
INDEX FUND MAY
"PASS THROUGH"
FOREIGN TAXES            Each Portfolio may elect to "pass through" to its
                         shareholders the amount of foreign income taxes paid by a Portfolio. The Portfolios will make such an election only if it is deemed to be in the best interests of the shareholders. If this election is made, shareholders of a Portfolio will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro rata share of foreign taxes as either an itemized deduction or a foreign tax credit against U.S. income taxes (but not both) on their federal income tax return.

                         Any foreign tax credits would not "pass through" to Total International Portfolio shareholders.

A CAPITAL GAIN OR LOSS
MAY BE REALIZED UPON
EXCHANGE OR
REDEMPTION               A sale of shares of a Portfolio is a taxable event, and
                         may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of the same fund).


                         Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.


                         Each Portfolio of the Funds is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Employer Identification number and by certifying that you are not subject to backup withholding.

                         Vanguard Index Trust and Vanguard Total International Portfolio are organized as Pennsylvania business trusts and, in the opinion of counsel, are not liable for any income or franchise tax in the Commonwealth of Pennsylvania. The Trust and Portfolio will be subject to Pennsylvania county personal property tax in the county which is the site of its principal office. Shareholders who are Pennsylvania residents will not be subject to county personal property taxes, with the exception of non-exempt holders who are residents of the City and School District of Pittsburgh.

                         The International Equity Index, Balanced Index and Bond Index Funds have obtained Certificates of Authority to do business as foreign corporations in Pennsylvania and do business and maintain offices in that state. In the opinion of counsel, the shares of each of the Funds are exempt from Pennsylvania personal property taxes.

                         The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Funds.
--------------------------------------------------------------------------------


THE SHARE
PRICE OF
EACH PORTFOLIO           Each Portfolio's share price or 'net asset value' per
                         share is calculated by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange
                         (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.



                         Portfolio securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and ask prices. For the 500, Value and Growth Portfolios of Vanguard Index Trust, Vanguard International Equity Index Fund, and each Portfolio of Vanguard Bond Index Fund, unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. For the Extended Market, Total Stock Market and Small Capitalization Stock Portfolios, and Vanguard Balanced Index Fund, unlisted securities for which market quotations are readily available are valued at the mean of the bid and ask prices. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium which approximates market. For all Funds, securities for which no current quotations are readily available are valued at fair market value as determined in good faith by the Directors (Trustees). Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.



                         Each Portfolios's share price can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Group.

--------------------------------------------------------------------------------


GENERAL
INFORMATION              Vanguard Bond Index, Vanguard Balanced Index and
                         Vanguard International Equity Index Funds are organized as Maryland corporations. The Articles of Incorporation permit the Directors to issue 1,000,000,000 shares of common stock of each Fund, with a $.001 par value. The
                         Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently, Vanguard Bond Index
                         Fund is offering shares of four series, Vanguard
                         Balanced Index Fund is offering shares of one series and Vanguard International Equity Index Fund is offering shares of three series.

                         Vanguard Index Trust is a Pennsylvania business trust. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest with no par value. The Board of Trustees has the power to designate one or more classes or series of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently, the Trust is offering shares of six series.

                         The Total International Portfolio is an independent series of Vanguard STAR Fund, a Pennsylvania business trust.

                         The shares of each series of the Funds are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors (Trustees) can elect 100% of the Directors (Trustees) if they so choose.

                         Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director (Trustee) or Directors (Trustees) of a Fund if requested in writing by the holders of not less than 10% of the outstanding shares of such Fund.

                         All securities and cash for the Total Bond Market Portfolio of Vanguard Bond Index Fund are held by Morgan Guaranty Trust Company, New York, NY. All securities and cash for the Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios are held by State Street Bank and Trust Company ("State Street Bank"), Boston, MA. All securities and cash for Vanguard Balanced Index Fund and for Vanguard Total International Portfolio are held by CoreStates Bank, N.A. ("CoreStates"), Philadelphia, PA. All Securities and cash for Vanguard International Equity Index Fund are held by Morgan Stanley Trust Company. All securities and cash for the 500, Extended Market, and Total Stock Market Portfolios of Vanguard Index Trust are held by State Street Bank and Trust Company. All securities and cash for the Small Capitalization Stock and the Value and Growth Portfolios are held by CoreStates Bank.

                         The Vanguard Group, Inc., Valley Forge, PA, serves as the Funds' Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Funds and will audit their financial statements annually. The Funds are not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE


OPENING AN
ACCOUNT AND
PURCHASING
SHARES You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return an Account Registration Form and any required legal documentation, indicating the Portfolio you have chosen and amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement in any Portfolio ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). You must open a new Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified retirement plan. If you need assis-tance with the Account Registration Form or have any questions about the Fund, please call our Investor Information Department (1-800-662-7447). NOTE: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.


PURCHASE
RESTRICTIONS             Each Portfolio's shares are purchased at the
                         next-determined net asset value after your investment has been received in the form of Federal Funds. See
                         "When Your Account Will Be Credited." The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

                         1) Because of the risks associated with bond and stock
                            investments, each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements. Consequently, the Fund reserves the right to reject any specific purchase (and exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.


                         2) Vanguard will not accept third-party checks to
                            purchase shares of the Fund. Please be sure your purchase check is made payable to The Vanguard Group.

IMPORTANT NOTE
ON EXPENSES              Transaction fees are charged by Portfolios as follows:


                                                              FEES ON       FEES ON
                                                             PURCHASES    REDEMPTIONS
                                                             ---------    -----------
                        Vanguard Bond Index Fund............    None          None
                        Vanguard Balanced Fund..............    None          None
                        Vanguard Index Trust
                          500 Portfolio.....................    None          None
                          Extended Market Portfolio.........     0.5%         None
                          Small Capitalization Stock
                             Portfolio......................     0.5%         None
                          Value Portfolio...................    None          None
                          Growth Portfolio..................    None          None
                        Vanguard International Equity Index Fund
                          European Portfolio................       1%         None
                          Pacific Portfolio.................     0.5%         None
                          Emerging Markets Portfolio........     1.5%            1%
                        Vanguard Total International
                          Portfolio.........................    0.75%         None


                         Additionally, each Portfolio of all of the Funds and the Trust assesses a $10 annual account maintenance fee. The $10 annual account maintenance fee will be waived for shareholders with an account balance of $10,000 or more. See "Portfolio Expenses" for more information.

ADDITIONAL
INVESTMENTS              Subsequent investments may be made by mail ($100
                         minimum per Portfolio), wire ($1,000 minimum), written
                         exchange from another Vanguard Fund account ($100
                         minimum per Portfolio), or Vanguard Fund Express.
                         Subsequent investments to Individual Retirement
                         Accounts may be made by mail ($100 minimum) or exchange
                         from another Vanguard Fund account. In some instances,
                         contributions may be made by wire or Vanguard Fund
                         Express. Please call us for more information on these
                         options.
  ------------------------------------------------------------------------------


                                                              ADDITIONAL INVESTMENTS
                          NEW ACCOUNT                         TO EXISTING ACCOUNTS
PURCHASING BY MAIL        Please include the amount           Additional investments
                          of your initial investment          should include the
Complete and sign the     and the name of the                 Invest-by-Mail remittance
enclosed Account          Portfolios you have                 form attached to your Fund
Registration Form         selected on the registra-           confirmation statements.
                          tion form, make your check          Please make your check
                          payable to The Vanguard             payable to The Vanguard
                          Group (Portfolio Number),           Group (Portfolio Number),
                          see page 54 for the                 write your account number
                          appropriate number and              on your check, and using
                          mail to:                            the return envelope
                                                              provided, mail to the
                          VANGUARD FINANCIAL CENTER           address indicated on the
                          P.O. BOX 2600                       Invest-by-Mail Form. See
                          VALLEY FORGE, PA                    page 54 for the ap-
                          19482-2600                          propriate Portfolio
                                                              number.

For express or            VANGUARD FINANCIAL CENTER           All written requests
registered mail,          455 DEVON PARK DRIVE                should be mailed to one of
send to:                  WAYNE, PA 19087-1815                the addresses indicated
                                                              for new accounts. Do not
                                                              send registered or ex-
                                                              press mail to the post
                                                              office box address.
                          PORTFOLIO NUMBERS
                          --------------------------
                          VANGUARD BOND                       VANGUARD INDEX TRUST
                          INDEX FUND                          500 Portfolio -- 40
                          Total Bond Market                   Extended Market
                          Portfolio -- 84                     Portfolio -- 98
                          Short-Term Bond                     Total Stock Market
                          Portfolio -- 132                    Portfolio -- 85
                          Intermediate-Term Bond              Small Capitalization Stock
                          Portfolio -- 314                    Portfolio -- 48
                          Long-Term Bond                      Value Portfolio -- 06
                          Portfolio -- 522                    Growth Portfolio -- 09
                          VANGUARD BALANCED                   VANGUARD INTERNATIONAL
                          INDEX FUND -- 02                    EQUITY INDEX FUND
                          VANGUARD TOTAL                      European Portfolio -- 79
                          INTERNATIONAL                       Pacific Portfolio -- 72
                          PORTFOLIO -- 113                    Emerging Markets
                                                              Portfolio -- 533
                          --------------------------------------------------------------
PURCHASING BY WIRE                          CORESTATES BANK, N.A.
                                            ABA 031000011
Money should be                             CORESTATES ACCT NO 0101 9897
wired to:                                   ATTN VANGUARD
                                            NAME OF FUND OR TRUST
BEFORE WIRING                               NAME OF PORTFOLIO
                                            ACCOUNT NUMBER
Please contact                              ACCOUNT REGISTRATION
Client Services
(1-800-662-2739)          To assure proper receipt, please be sure your bank includes the name of the Portfolio, the account number Vanguard has assigned to you and the eight digit CoreStates number. If you are opening a new account, please complete the Account
                          Registration Form and mail it to the "New Account" address above after completing your wire arrangement. NOTE: Federal
                          Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.


  ------------------------------------------------------------------------------

PURCHASING BY
EXCHANGE (from a
Vanguard account)        You may open an account or purchase additional shares
                         by making an exchange from an existing Vanguard Fund account. However, the Funds reserve the right to refuse any exchange purchase request. Call our Client Services
                         Department (1-800-662-2739) for assistance. The new account will have the same registration as the existing account.

                         Telephone exchanges are not accepted for the Portfolios of Vanguard Balanced Index Fund, Vanguard Index Trust, and Vanguard International Equity Index Fund. You may, however, open an account by exchange by providing the appropriate information on the Account Registration Form.
  ------------------------------------------------------------------------------


PURCHASING BY
FUND EXPRESS
Automatic Investment
and Special Purchase     The Fund Express Automatic Investment option lets you
                         move money from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly, semiannually, or annually) you select. Additionally, the Fund Express Special Purchase option which is only available for Portfolios of the Vanguard Bond Index Fund lets you move money from your bank account to your Vanguard account on an "as needed" basis. To establish this option, please provide the appropriate information on the Account Registration
                         Form. We will send you a confirmation of your Fund
                         Express enrollment; please wait two weeks before using the service.

--------------------------------------------------------------------------------

CHOOSING A
DISTRIBUTION
OPTION                   You must select one of three distribution options:

                         1. AUTOMATIC REINVESTMENT OPTION -- Both dividends and
                            capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

                         2. CASH DIVIDEND OPTION -- Your dividends will be paid
                            in cash and your capital gains will be reinvested in additional Fund shares.

                         3. ALL CASH OPTION -- Both dividend and capital gains
                            distributions will be paid in cash.

                         You may change your option by calling our Client Services Department (1-800-662-2739).

                         In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
--------------------------------------------------------------------------------

TAX CAUTION
INVESTORS SHOULD ASK
ABOUT THE TIMING OF
CAPITAL GAINS AND
DIVIDEND DISTRIBUTIONS
BEFORE INVESTING         Under Federal tax laws, the Fund is required to
                         distribute net capital gains and dividend income to Fund shareholders. These distributions are made to all shareholders who own Fund shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain distribution, you will be assessed taxes on the amount of the capital gain distribution later paid even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the capital gain distribution -- the amount of the capital gain distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.


                         Prospective investors should, therefore, inquire about potential distributions before investing. Each Fund's annual capital gains distributions normally occurs in December. Income dividends are generally paid on the first day of each month for the four Portfolios of Vanguard Bond Index Fund, annually in December for the three Portfolios of Vanguard International Equity Index Fund and Vanguard Total International Portfolio, and the Extended Market and Small Capitalization Stock Portfolio of Vanguard Index Trust, and quarterly in March, June, September and December for Vanguard Balanced Index Fund, and the 500, Total Stock Market, and the Value and Growth Portfolios of Vanguard Index Trust. In addition, the Portfolios may occasionally be required to make supplemental dividend or capital gains distributions at some other time of year. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."

--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ESTABLISHING OPTIONAL
SERVICES The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form. IF YOU WISH TO ADD OPTIONS LATER, YOU MAY NEED TO PROVIDE VANGUARD WITH ADDITIONAL INFORMATION AND A SIGNATURE GUARANTEE. PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE
GUARANTEES               For our mutual protection, we may require a signature
                         guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A
                         SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY
                         PUBLIC.


CERTIFICATES             Share certificates will be issued upon request for
                         Portfolios of Vanguard Bond Index Fund, Vanguard Index
                         Trust, and the European and Pacific Portfolios of Vanguard International Equity Index Fund. If a certificate is lost, you may incur an expense to replace it. Share certificates will not be available for Vanguard Balanced Index Fund, the Total
                         International Portfolio of Vanguard STAR Fund and the
                         Emerging Markets Portfolio of Vanguard International
                         Equity Index Fund.


BROKER-DEALER
PURCHASES                If you purchase shares in Vanguard Funds through a
                         registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

CANCELLING
TRADES The Fund will not cancel any trade (e.g., a purchase, exchange or redemption) believed to be authentic, received in writing or by telephone, once the trade request has been received.


ELECTRONIC
PROSPECTUS
DELIVERY You may receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format. Please call 1-800-231-7870 for additional information or see "Other Vanguard Services -- Computer Access." You may also receive a paper copy of the prospectus, by calling 1-800-662-7447.

--------------------------------------------------------------------------------

WHEN YOUR
ACCOUNT WILL
BE CREDITED              The trade date is the date on which your account is
                         credited.

                         For the Vanguard Bond Index Fund, the trade date is generally the day on which the Fund receives your investment in the form of Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank). Your trade date varies according to your method of payment for your shares.


                         Purchases of Fund shares by check will receive a trade date the day the funds are received in good order by Vanguard. Thus, if your purchase by check is received by the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the business day your check is received in good order. If your purchase is received after the close of the Exchange, your trade date is the business day following receipt of your check.


                         For purchases by Federal Funds wire or exchange, the Fund is credited immediately with Federal Funds. Thus, if your purchase by Federal Funds wire or exchange is received by the close of the Exchange, your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the business day following receipt of your wire or exchange.


                         For Vanguard Balanced Fund, Vanguard Index Trust and Vanguard International Equity Index Fund, if your purchase is made by check, Federal Funds wire or exchange, and is received by the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Shares of the Funds are purchased at the net asset value determined on your trade date. Shares of Vanguard Index Trust -- Extended Market and Small Capitalization Stock Portfolios, and Vanguard International Equity Index Fund -- Pacific Portfolio are subject to a 0.5% transaction fee on purchases. Shares of Vanguard International Equity Index Fund -- European Portfolio are subject to a 1% transaction fee on purchases. Shares of Vanguard International Equity Index
                         Fund -- Emerging Markets Portfolio are subject to a 1.5% transaction fee on purchases. Shares of the Total International Portfolio are subject to a 0.75% transaction fee on purchases. See "Fund Expenses" for additional information.


                         In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.

                         Your shares are purchased at the next-determined net asset value after your investment has been received in the form of Federal Funds. You will begin to earn dividends on the calendar day following the trade date. (For a Friday trade date, you will begin earning dividends on Saturday.)
--------------------------------------------------------------------------------

SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time. You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed, credited or wired -- depending upon the method of withdrawal you have PREVIOUSLY chosen -- within two business days after the receipt of the request in Good Order.
  ------------------------------------------------------------------------------

SELLING BY WRITING
A CHECK Redemption by check is only available to shareholders of Vanguard Bond Index Fund. You may withdraw funds from your Vanguard Bond Index account by writing a check payable in the amount of $250 or more. When a check is presented for payment to the Fund's agent, CoreStates Bank, the Fund will redeem sufficient shares in your account at the next-determined net asset value to cover the amount of the check.

                         In order to establish the checkwriting option on your account, all registered shareholders must sign a signature card. After your completed signature card is received by the Fund, an initial supply of checks will be mailed within 10 business days. There is no charge for checks or for their clearance. CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS SHOULD CALL OR WRITE OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) BEFORE SUBMITTING SIGNATURE CARDS, AS ADDITIONAL DOCUMENTS MAY BE REQUIRED TO ESTABLISH THE CHECKWRITING SERVICE.

                         Before establishing the checkwriting option, you should be aware that:

                         1. Writing a check (a redemption of shares) is a
                            taxable event.
                         2. The Fund does not allow an account to be closed
                            through the checkwriting option.
                         3. Vanguard cannot guarantee a stop payment on any
                            check. If you wish to reverse a stop payment order, you must do so in writing.
                         4. Shares held in certificate form cannot be redeemed
                            using the checkwriting option.
                         5. The Fund reserves the right to terminate or alter
                            this service at any time.
  ------------------------------------------------------------------------------

SELLING BY MAIL          Requests should be mailed to VANGUARD FINANCIAL CENTER,
                         VANGUARD INDEX FUNDS, P.O. BOX 1120, VALLEY FORGE, PA
                         19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard Index
                         Funds, 455 Devon Park Drive, Wayne, PA 19087.)

                         The redemption price of shares will be the Portfolio's net asset value next determined after Vanguard has received all required documents in Good Order.
  ------------------------------------------------------------------------------

DEFINITION OF
GOOD ORDER               GOOD ORDER means that the request includes the
                         following:

                         1. The account number and Portfolio name.
                         2. The amount of the transaction (specified in dollars
                            or shares).
                         3. The signatures of all owners EXACTLY as they are
                            registered on the account.
                         4. Any required signature guarantees.
                         5. Other supporting legal documentation that might be
                            required, in the case of estates, corporations, trusts, and certain other accounts.

                         6. Any certificates you are holding for the account.


                         IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739).

  ------------------------------------------------------------------------------

SELLING BY
TELEPHONE                To sell shares by telephone, you or your pre-authorized
                         representative may call our Client Services Department at 1-800-662-2739. For telephone redemptions, you may have the proceeds sent to you either by mail or by wire. In addition to the details below, please see
                         "Important Information About Telephone Transactions."


                         BY MAIL: Telephone mail redemption is automatically established on your account unless you indicate otherwise on your Account Registration Form. You may redeem any amount by calling Vanguard. The proceeds will be paid to the registered shareholders and mailed to the address of record. PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone, or, in writing, without the signatures of all account owners.


                         BY WIRE: Telephone wire redemption must be specifically elected for your account. The best time to elect telephone wire redemption is at the time you complete your Account Registration Form. If you do not presently have telephone wire redemption and wish to establish it, please contact Client Services.

                         With the wire redemption option, you may withdraw a minimum of $1,000 and have the amount wired directly to your bank account. Wire redemptions less than $5,000 are subject to a $5 charge deducted by Vanguard. There is no Vanguard charge for wire redemptions of $5,000 or more. However, your bank may assess a separate fee to accept incoming wires.

                         A request to change the bank associated with your wire redemption option must be received in writing, signed by each registered shareholder, and accompanied by a voided check or preprinted deposit slip. A signature guarantee is required if your bank registration is not identical to your Vanguard Fund account registration.
  ------------------------------------------------------------------------------


SELLING BY FUND
EXPRESS
Automatic Withdrawal
& Special Redemption     If you select the Fund Express Automatic Withdrawal
                         option, money will be automatically moved from your Vanguard Fund account to your bank account according to the schedule you have selected. The Special Redemption option (only available to Vanguard Bond Index Fund
                         Shareholders) lets you move money from your Vanguard account to your bank account on an "as needed" basis.
                         To establish these Fund Express options, please provide the appropriate information on the Account Registration
                         Form. We will send you a confirmation of your Fund
                         Express service; please wait two weeks before using the service.

  ------------------------------------------------------------------------------

SELLING BY
EXCHANGE You may sell shares of the Portfolio by making an exchange into another Vanguard Fund account. Exchanges to and from Vanguard Balanced Fund, Vanguard Index Trust and Vanguard International Equity Index Fund may be made only by mail. Send your exchange request to Vanguard Financial Center, Vanguard (insert Fund name), P.O. Box 1120, Valley Forge, PA 19482. Please see "Exchanging Your Shares" for details.
  ------------------------------------------------------------------------------

IMPORTANT REDEMPTION
INFORMATION              Shares purchased by check or Fund Express may be
                         redeemed at any time. However, your redemption proceeds
                         will not be paid until payment for the purchase is
                         collected, which may take up to ten calendar days.
  ------------------------------------------------------------------------------

DELIVERY OF
REDEMPTION
PROCEEDS Redemption requests received by telephone prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time), are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                         Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                         Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order except as described above in "Important Redemption Information."

                         If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                         The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.


                         If the Board of Directors (Trustees) determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

  ------------------------------------------------------------------------------

VANGUARD'S AVERAGE
COST STATEMENT           If you make a redemption from a qualifying account,
                         Vanguard will send you an Average Cost Statement which
                         provides you with the tax basis of the shares you
                         redeemed. Please see "Statements and Reports" for
                         additional information.
  ------------------------------------------------------------------------------

LOW BALANCE FEE AND
MINIMUM ACCOUNT
BALANCE REQUIREMENT      Due to the relatively high cost of maintaining smaller
                         accounts, each Fund will automatically deduct a $10 annual fee from non-retirement accounts with balances falling below $2,500 ($500 for Uniform Gifts/ Transfers to Minors Act accounts). This fee deduction will occur mid-year, beginning in 1996. The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000.

                         In addition, each Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time the total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

                         Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Portfolio's net asset value).
--------------------------------------------------------------------------------

EXCHANGING
YOUR SHARES
EXCHANGING BY
TELEPHONE
Call Client Services
(1-800-662-2739)         Should your investment goals change, you may exchange
                         your shares for those of other available Vanguard
                         Funds.


                         Vanguard Bond Index Fund is the only Vanguard Index Fund that allows telephone exchanges. When exchanging shares by telephone, please have ready the Portfolio name, account number, Social Security Number or employer identification number listed on the account, and exact name and address in which the account is registered. Only the registered shareholder may complete such an exchange. Requests for telephone exchanges received prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed at the close of business that same day. Requests received after the close of the Exchange are processed the next business day. TELEPHONE EXCHANGES ARE NOT ACCEPTED INTO OR FROM NON-RETIREMENT INVESTMENTS IN VANGUARD BALANCED INDEX FUND, VANGUARD INDEX TRUST, VANGUARD REIT INDEX PORTFOLIO, VANGUARD INTERNATIONAL EQUITY INDEX FUND, VANGUARD TOTAL INTERNATIONAL PORTFOLIO, AND VANGUARD QUANTITATIVE PORTFOLIOS. If you experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail, and it will be implemented at the closing net asset value on the date received by Vanguard provided the request is received in Good Order.


                         Neither the Funds nor Vanguard is responsible for the authenticity of exchange instructions received by telephone. Investors bear the full risk of any loss arising from unauthorized telephone exchanges. To prohibit telephone exchanges on your account, please notify the Fund in writing. Otherwise, the telephone exchange privilege will be automatically established for your account.
  ------------------------------------------------------------------------------

EXCHANGING BY MAIL       Please be sure to include on your exchange request the
                         name and account number of your current Portfolio, the
                         name of the Fund you wish to exchange into, the amount
                         you wish to exchange, and the signatures of all
                         registered account holders. Send your request to
                         VANGUARD FINANCIAL CENTER, VANGUARD INDEX FUNDS, P.O.
                         BOX 1120, VALLEY FORGE, PA 19482. (For express or
                         registered mail, send your request to Vanguard
                         Financial Center, Vanguard Index Funds, 455 Devon Park
                         Drive, Wayne, PA 19087.)
  ------------------------------------------------------------------------------


EXCHANGING
ON-LINE You may use your personal computer to exchange shares of most Vanguard funds by accessing Vanguard's website (http:// www.vanguard.com). To establish this service on your account, you must first register through our website. We will then send to you by mail, an account access password that will enable you to make on-line exchanges.

                         The Vanguard funds that you cannot purchase or sell through on-line exchange are VANGUARD INDEX TRUST, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL EQUITY INDEX FUND, VANGUARD REIT INDEX PORTFOLIO, VANGUARD TOTAL INTERNATIONAL PORTFOLIO, and VANGUARD GROWTH AND INCOME PORTFOLIO (formerly known as Vanguard Quantitative Portfolios). These funds do permit on-line exchanges within IRAs and other retirement accounts.

  ------------------------------------------------------------------------------

IMPORTANT EXCHANGE
INFORMATION              Before you make an exchange, you should consider the
                         following:

                         - Please read the Fund's prospectus before making an
                           exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                         - An exchange is treated as a redemption and a
                           purchase. Therefore, you could realize a taxable gain or loss on the transaction.


                         - Exchanges are accepted only if the registrations and
                           the taxpayer identification numbers of the two accounts are identical.



                         - New accounts are not currently accepted in
                           Vanguard/Windsor Fund.


                         - The redemption price of shares redeemed by exchange
                           is the net asset value next determined after Vanguard has received all required documentation in Good Order.

                         - When opening a new account by exchange, you must meet
                           the minimum investment requirement of the new Fund.

                         Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

                         The exchange privilege is only available in states in which the shares of the Funds are registered for sale. The Funds shares are currently registered for sale in all 50 states and each Fund intends to maintain such registration.
--------------------------------------------------------------------------------

EXCHANGE
PRIVILEGE
LIMITATIONS              The Fund's exchange privilege is not intended to afford
                         shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

                         Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from a Portfolio of the Fund during any twelve month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.

--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS             The ability to initiate redemptions (except wire
                         redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted. The ability to initiate wire redemptions by telephone will be established on your account only if you specifically elect this option in writing.

                         To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:


                         1. SECURITY CHECK.  To request a transaction by
                            telephone, the caller must know (i) the name of the Portfolio; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.


                         2. PAYMENT POLICY.  The proceeds of any telephone
                            redemption by mail will be made payable to the registered shareowner and mailed to the address of record, only. In the case of a telephone redemption by wire, the wire transfer will be made only in accordance with the shareowner's prior written instructions.


                         Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

--------------------------------------------------------------------------------

TRANSFERRING
REGISTRATION             You may transfer the registration of any of your Fund
                         shares to another person by completing a transfer form
                         and sending it to: VANGUARD FINANCIAL CENTER, P.O. BOX
                         1110, VALLEY FORGE, PA 19482, ATTENTION: TRANSFER
                         DEPARTMENT. The request must be in Good Order. To
                         obtain a transfer form, please call our Client Services
                         Department (1-800-662-2739).
--------------------------------------------------------------------------------

STATEMENTS AND
REPORTS Vanguard will send you a confirmation statement each time you initiate a transaction in your account. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.


                         Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Portfolio Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.

                         Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end.
--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT
DEPOSIT SERVICE          With Vanguard's Direct Deposit Service, most U.S.
                         Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE         Vanguard's Automatic Exchange Service allows you to
                         move money automatically among your Vanguard Fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client
                         Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND
EXPRESS Vanguard's Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                         Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

VANGUARD DIVIDEND
EXPRESS Vanguard's Dividend Express allows you to transfer your dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.


VANGUARD
TELE-ACCOUNT             Vanguard Tele-Account is a convenient, automated
                         service that provides share price, price change and yield quotations on Vanguard Funds through any TouchToneTM telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard Fund shares and redemption by check using Tele-Account. To contact
                         Vanguard's Tele-Account service, dial 1-800-ON-BOARD
                         (1-800-662-6273). A brochure offering detailed operating instructions is available from our Investor
                         Information Department (1-800-662-7447).



COMPUTER ACCESS
VANGUARD ON THE
WORLD WIDE WEB
KEYWORD: VANGUARD        Vanguard sponsors an education-oriented website
                         offering news and information about Vanguard Funds and services, as well as interactive, easy-to-use investment planning tools.

--------------------------------------------------------------------------------

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

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

                 ---------------------------
                 THE VANGUARD GROUP
                 OF INVESTMENT
                 COMPANIES
                 Vanguard Financial Center
                 P.O. Box 2600
                 Valley Forge, PA 19482
                 INVESTOR INFORMATION
                 DEPARTMENT:
                 1-800-662-7447 (SHIP)
                 CLIENT SERVICES
                 DEPARTMENT:
                 1-800-662-2739 (CREW)
                 TELE-ACCOUNT FOR
                 24-HOUR ACCESS:
                 1-800-662-6273 (ON-BOARD)
                 TELECOMMUNICATION SERVICE
                 FOR THE HEARING-IMPAIRED:
                 1-800-662-2738
                 TRANSFER AGENT:
                 The Vanguard Group, Inc.
                 Vanguard Financial Center
                 Valley Forge, PA 19482

     P009